UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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AboveNet, Inc.

(Name of Registrant as Specified In Its Charter)

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ABOVENET, INC.
360 Hamilton Avenue
White Plains, New York 10601

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 24, 2010

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of AboveNet, Inc., a Delaware corporation (the “Company”). The meeting will be held on Thursday, June 24, 2010 commencing at 10:00 A.M., local time, at 360 Hamilton Avenue, White Plains, NY 10601, First Floor Auditorium, for the following purposes:

1.	To elect six nominees for director named herein to serve for the ensuing year and until their successors are duly elected and qualified.
2.	To ratify the selection by the Audit Committee of the Board of Directors of BDO Seidman, LLP as independent registered public accountants of the Company for its fiscal year ending December 31, 2010.
3.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation increasing the number of authorized shares of common stock from 30,000,000 to 200,000,000.
4.	To approve the 2010 Employee Stock Purchase Plan.
5.	To ratify the adoption of the Amended and Restated Rights Agreement.
6.	To transact such other business as may properly come before the annual meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is May 11, 2010. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the 2010 Annual Meeting of Stockholders
to be held on June 24, 2010.

The Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2009 are available at http://proxy.above.net.

By Order of the Board of Directors
Robert Sokota Senior Vice President, General Counsel and Secretary

White Plains, New York
May 14, 2010

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

ABOVENET, INC.
360 Hamilton Avenue
White Plains, New York 10601

PROXY STATEMENT
FOR THE 2010 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of Directors of AboveNet, Inc. (sometimes referred to as the “Company,” “AboveNet,” “we” or “us”) is soliciting your proxy to vote at the 2010 Annual Meeting of Stockholders. According to our records, you are a stockholder of the Company.

You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

The Company intends to mail these proxy materials on or about May 19, 2010 to all stockholders of record entitled to vote at the annual meeting.

Can I view these proxy materials over the Internet?

Yes. The Notice of Meeting, this Proxy Statement and accompanying proxy card and our Annual Report on Form 10-K for the year ended December 31, 2009 are available at http://proxy.above.net.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on May 11, 2010 will be entitled to vote at the annual meeting. On this record date, there were 25,129,717 shares of common stock outstanding and entitled to vote.

To obtain directions to attend the annual meeting and vote in person, please contact our Secretary at (914) 421-6700. The annual meeting will begin promptly at 10:00 A.M., local time. Check-in will begin one-half hour prior to the meeting. Please allow ample time for the check-in procedures.

Stockholder of Record: Shares Registered in Your Name

If on May 11, 2010 your shares were registered directly in your name with AboveNet’s transfer agent, American Stock Transfer and Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on May 11, 2010, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, rather than in your name, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

The following matters are scheduled for a vote:

•	Election of six directors;
•	Ratification of the selection by the Audit Committee of the Board of Directors of BDO Seidman, LLP as independent registered public accountants of the Company for its fiscal year ending December 31, 2010;

•	Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock to 200,000,000;
•	Approval of the 2010 Employee Stock Purchase Plan; and
•	Ratification of the adoption of the Amended and Restated Rights Agreement.

The Board of Directors is not currently aware of any other business that will be brought before the annual meeting.

How do I vote?

You may vote “For” all the nominees to the Board of Directors, you may “Withhold” your vote for all nominees or you may vote “For” all nominees except for any nominee(s) you specify. For the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the annual meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the annual meeting and we will give you a ballot when you arrive. You should be prepared to present photo identification for admittance. A list of stockholders eligible to vote at the annual meeting will be available for inspection at the annual meeting and for a period of ten days prior to the annual meeting during regular business hours at our principal executive offices, which are located at 360 Hamilton Avenue, White Plains, New York 10601.
•	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your completed and signed proxy card to us before the annual meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail your voting instructions as directed by your broker or bank to ensure that your vote is counted. Alternatively, you may be able to vote by telephone or over the Internet by following instructions provided by your broker or bank. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of May 11, 2010.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the election of all six nominees for director, “For” the ratification of BDO Seidman, LLP as independent registered public accountants of the Company for its fiscal year ending December 31, 2010, “For” the approval of an amendment to the Company’s amended and restated certificate of incorporation to increase the number of shares of common stock to 200,000,000 shares, “For” approval of the 2010 Employee Stock Purchase Plan and “For” ratification of the adoption of the Amended and Restated Rights Agreement. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation. We will also reimburse brokerage firms, banks and other agents for their reasonable out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.
•	You may send a timely written notice that you are revoking your proxy to the Company at 360 Hamilton Avenue, White Plains, New York 10601, Attn: Secretary.
•	You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing, to the Company at 360 Hamilton Avenue, White Plains, New York 10601, Attn: Secretary, not later than January 14, 2011. If you wish to submit a proposal that is not to be included in next year’s proxy materials or to nominate a director, you must do so by February 4, 2011. You are also advised to review the Company’s Bylaws, which contain additional requirements for stockholder proposals and director nominations.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the meeting in person or represented by proxy. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters include director elections (whether contested or uncontested) and matters involving a contest or a matter that may substantially affect the rights or privileges of shareholders.

Our election of directors (proposal no. 1), the approval of the 2010 Employee Stock Purchase Plan (proposal no. 4) and the ratification of the adoption of the Amended and Restated Rights Agreement (proposal no. 5) are considered to be “non-routine” matters and as a result, brokers or nominees cannot vote your shares on these proposals in the absence of your direction.

How are votes counted?

Votes will be counted by the inspector of elections appointed for the meeting, who will separately count “For,” “Withhold” and “Against” votes, abstentions and broker non-votes. Abstentions will have the same effect as a negative vote with respect to the proposal to approve the amendment to the Company’s amended and restated certificate of incorporation. Abstentions will not have an effect on, or be counted towards the vote totals for, each of the other proposals. The ratification of the Company’s auditors and the approval of the amendment to the Company’s amended and restated certificate of incorporation are routine proposals on which the Company expects that brokers or other nominees will be entitled to vote without receiving instructions from the record holder of the applicable shares of common stock. Accordingly, no broker non-votes will result from these proposals. The other proposals may result in broker non-votes, however, these will have no effect on or be counted towards the vote totals for, such other proposals.

How many votes are needed to approve each proposal?

For the election of directors, the six nominees receiving the most “For” votes at the meeting in person or by proxy will be elected. All other matters, other than the proposal to amend our amended and restated certificate of incorporation, require for approval the favorable vote of a majority of the votes cast on the applicable matter at the annual meeting in person or by proxy. With respect to the proposal to amend our amended and restated certificate of incorporation to increase the number of authorized shares of common stock to 200,000,000 shares, the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the annual meeting will be required for approval.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be discussed in a Form 8-K filed after the annual meeting.

DIRECTORS AND EXECUTIVE OFFICERS

This year’s nominees for Director are currently serving as Directors of the Company. The following table sets forth the names and positions of each nominee for Director and our executive officers. Additional biographical information concerning these individuals including directorships at other public companies, as well as the specific experiences, qualifications, attributes and skills that have led the Board to determine that such Board members should serve on the Board of Directors is provided in the text following the table.

Name	Position
Jeffrey A. Brodsky	Chairman of the Board of Directors
Michael J. Embler	Director
Richard Postma	Director
Richard Shorten, Jr.	Director
Stuart Subotnick	Director
William G. LaPerch	Director, President and Chief Executive Officer
Joseph P. Ciavarella	Senior Vice President and Chief Financial Officer
Robert Sokota	Senior Vice President, General Counsel, Chief Administrative Officer and Secretary
John Jacquay	Senior Vice President, Sales and Marketing
Rajiv Datta	Senior Vice President and Chief Technology Officer
Douglas Jendras	Senior Vice President, Operations

Director Nominees

Each of the nominees to the Board of Directors currently serves as a member of the Board of Directors as a result of being elected to that position by the Company’s stockholders at the 2009 annual meeting. Mr. Subotnick has served as a member of the Board of Directors since 1997. Each of Messrs. Brodsky, Embler, Postma and Shorten has served as members of the Board of Directors since 2003. Mr. LaPerch has served as a member of the Board of Directors since 2004.

Jeffrey A. Brodsky

Mr. Brodsky, 51, has been a member of the Company’s Board of Directors since September 2003 and has been Chairman of the Audit Committee since that date. He became non-executive Chairman of the Board in December 2005. He is currently leading Quest Turnaround Advisors, L.L.C. (“Quest”) in its role as Plan Administrator of Adelphia Communications Corporation and is also Chairman, President and Chief Executive Officer of PTV, Inc. Mr. Brodsky co-founded Quest, a financial advisory and restructuring firm in Purchase, NY in 2000 and has been a Managing Director there since that time. Mr. Brodsky holds a Bachelor’s degree from New York University College of Business and Public Administration, and a Master’s degree from its Graduate School of Business. He is a Certified Public Accountant. Mr. Brodsky is currently a Director of PTV, Inc., TVMAX, Inc., Motor Coach Industries International, Inc. and Euramax International, Inc. Mr. Brodsky’s significant experience in the areas of accounting, finance and general business matters, as well as his past experience with us, are important to the Board’s ability to review our financial statements, assess potential financings and strategies and otherwise supervise and evaluate our business decisions.

Michael J. Embler

Mr. Embler, 46, has been a member of the Board of Directors since September 2003 and is a member of the Governance and Nominating Committee. From 2005 until May 2009, Mr. Embler served as the Senior Vice President and Chief Investment Officer at Franklin Mutual Advisers, LLC (“FMA”), a firm he joined in 2001 as Vice President. Funds managed by FMA collectively are the Company’s largest stockholder. From 1992 to 2001, Mr. Embler served in various management positions with Nomura Holding America, Inc., most recently as Managing Director. Mr. Embler currently serves as a director of CIT Group Inc., a publicly-traded company. Mr. Embler has previously served as a Director of Kindred Healthcare, Inc. from 2001 to 2008 and Grand Union Company, both publicly-traded companies, and several private companies. Mr. Embler holds a Bachelor’s degree from the State University of New York at Albany and a Master of Business Administration from George Washington University. Mr. Embler’s significant experience with respect to finance, investing and general business matters, as well as his past experience with us, are important to the Board’s ability to review our financial statements and our investor communications, assess potential financings and strategies and otherwise supervise and evaluate our business decisions.

Richard Postma

Mr. Postma, 59, has been a member of the Board of Directors since September 2003 and is a member of the Audit Committee, the Compensation Committee and the Strategy Committee. Mr. Postma has been the Co-Chairman and Chief Executive Officer of US Signal Company LLC, since the time he co-founded it in 2000. He also currently serves as Chairman of Turnkey Network Solutions LLC, Littlefield Group, Inc., R.T. London, Inc., P&V Capital Holdings, LLC, and RVP Development Corporation. Since November 2009, Mr. Postma has served as the Chairman of Macatawa Bank Corporation. Mr. Postma has also served as Co-Chairman and Chief Executive Officer of US Xchange, LLC, and has previously served on the Board of Directors and Audit Committee of Choice One Communications, Inc. (NASDAQ). From 1983 to 1996, Mr. Postma served as General Counsel to Teledial America, Inc., Teledial America of North Carolina, Digital Signal, Inc., City Signal, Inc., and US Signal. Prior to this, Mr. Postma was a Partner in the Grand Rapids, Michigan law firm of Miller, Johnson, Snell and Cummiskey, P.L.C., where he spent 15 years. Mr. Postma is a graduate of Calvin College and the University of Michigan Law School. Mr. Postma’s significant experience with respect to law, telecommunications and general business matters, as well as his past experience with us, are important to the Board’s ability to evaluate our product and service offerings, assess potential financings and strategies and otherwise supervise and evaluate our business decisions.

Richard Shorten, Jr.

Mr. Shorten, 42, has been a member of the Board of Directors since September 2003 and is a member of the Audit Committee, the Compensation Committee, and serves as the Chairman of the Governance and Nominating Committee and the Strategy Committee. Mr. Shorten owns and operates Power Play Solar, LLC, a development company providing solar solutions in the U.S. He is also the Managing Director of Silvermine Capital Resources, LLC, a firm that he founded in 2001 to originate, structure and manage private investment transactions for hedge funds. Mr. Shorten is also a member of the Board of Directors of Enterprise Informatics, Inc. (where he currently also serves as President during the wind-down of the company’s activities), Infinia Corporation and Movie Gallery, Inc. and previously served as a member of the Board of Directors of First Avenue Networks, Inc. from December 2001 through August 2006, and Mpower Holding Corporation from July 2002 to February 2006. From 2000 to 2001, Mr. Shorten was Executive Vice President and Director of Graphnet, Inc., where he had broad-based operating responsibilities for development, finance, marketing, legal affairs and human resources. From 1997 to 2000, he was with Destia Communications and its acquirer, Viatel, Inc., where Mr. Shorten was appointed Senior Vice President, Data Services. Mr. Shorten received a Juris Doctorate degree, with honors, from Rutgers Law School and holds a Bachelor of Arts degree from Colgate University. Mr. Shorten’s significant experience with respect to law, telecommunications and general business matters, as well as his past experience with us, are important to the Board’s ability to evaluate our product and service offerings, assess potential financings and strategies and otherwise supervise and evaluate our business decisions.

Stuart Subotnick

Mr. Subotnick, 68, has been a member of the Board of Directors since 1997 and is Chairman of the Compensation Committee and a member of the Strategy Committee. Since 1986, Mr. Subotnick has been a General Partner, Executive Vice President of Metromedia Company, a management and investment company. Mr. Subotnick started with Metromedia Inc., a predecessor of Metromedia Company, as a tax attorney in 1967, and spent two decades in various management roles, becoming Chief Financial Officer in 1981 and Senior Vice President of Finance and Administration in 1983. Since 1981, Mr. Subotnick has been responsible for negotiating all of the major Metromedia corporate transactions, including the sale of certain of Metromedia divisions. Mr. Subotnick is also the lead Director of Carnival Corporation and is a Director of both the Shubert Organization and Conair Corporation. He served as a member of the Board of Directors of Metromedia International Group, Inc. from the mid-1990s until 2007. He is Chairman of the Board of Trustees of Brooklyn Law School and a member of the Board of Baruch College (CUNY). Mr. Subotnick also serves as a Vice Chair of the New York Racing Association. Mr. Subotnick earned a Bachelor of Business Administration degree from Baruch College, a Master of Law degree from Brooklyn Law School and a Juris Doctorate degree from New York University. Mr. Subotnick’s significant experience with respect to finance, investing and general business matters, as well as his past experience with us, are important to the Board’s ability to review our investor communications, assess potential financings and strategies and otherwise supervise and evaluate our business decisions.

William G. LaPerch

Mr. LaPerch, 54, has been the President and Chief Executive Officer and a member of the Board of Directors of the Company since March 2004. From 1999 to March 2004, Mr. LaPerch served in various executive positions relating to the Company’s operations. From 1989 to 1999, Mr. LaPerch served as Vice President of Network Services for MCI where he managed that company’s local, long distance, data and Internet networks. Previously, Mr. LaPerch held executive positions at NYNEX. Mr. LaPerch is a graduate of the United States Military Academy at West Point, where he earned a Bachelor of Science degree in Engineering. Mr. LaPerch also received a Master of Business Administration from Columbia University. Mr. LaPerch’s experience and his role as our President and CEO enable him to play an important role as a member of the Board of Directors.

Each of the members of the Board of Directors will serve until a replacement is duly elected and qualified or until his earlier resignation or removal. There are no family relationships among any of our directors or executive officers.

Joseph P. Ciavarella

Mr. Ciavarella, 54, was appointed as Acting Chief Financial Officer, effective March 4, 2008 and Senior Vice President and Chief Financial Officer effective October 27, 2008. Mr. Ciavarella had been an independent consultant since December 2006 and served as Vice President and Chief Financial Officer of Langer, Inc., a provider of custom orthotic devices, related orthopedic and skin care products, from February 2004 to November 2006. From August 2002 to February 2004, Mr. Ciavarella was the Chief Financial Officer of New York Medical, Inc., a medical practice management company and, from 1998 through July 2002, he was Senior Vice President — Finance of Aviation Capital Group, an independent aircraft leasing and finance company that became a subsidiary of Pacific Life Insurance Company. Prior to that, from 1994 to 1998, Mr. Ciavarella was Chief Financial Officer in the alternative investment division of Painewebber, Inc. and, from 1983 to 1993, was Corporate Vice President of Integrated Resources, Inc. (and Chief Financial Officer of its equipment leasing and alternative investment division). He began his career at Touche Ross & Company (Deloitte & Touche, LLP). Mr. Ciavarella received a Bachelor of Business Administration degree from Hofstra University, Hempstead, New York, in 1977, and became a Certified Public Accountant in 1979.

Robert Sokota

Mr. Sokota, 46, is currently the Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, overseeing and advising on all of the Company’s legal and contractual issues and negotiations. He became the Senior Vice President, General Counsel and Secretary in January 2001 and the Chief Administrative Officer in 2004. He originally joined the Company in January 2000 as Vice President, Legal. Prior to joining the Company, Mr. Sokota was Vice President of the legal department for Metromedia International Telecommunications, Inc. He also worked as an associate with the firm Steptoe & Johnson in Washington, D.C. from 1989 to 1994. Mr. Sokota holds a Juris Doctorate degree from the University of Chicago and a Bachelor of Arts degree from George Washington University.

John Jacquay

Mr. Jacquay, 57, joined the Company in 2004 as Senior Vice President, Sales and Marketing. From February 2002 to June 2004, Mr. Jacquay was the President of National Sales at XO Communications. Prior to joining XO Communications, Mr. Jacquay was Chairman and Chief Executive Officer of Pagoo, a Silicon Valley VOIP start-up. From 1985 to 1996, Mr. Jacquay was in charge of various regional and national sales organizations of MCI Telecommunications. From 1974 to 1985, Mr. Jacquay held various leadership positions in finance and sales with GTE Corp. Mr. Jacquay holds undergraduate degrees in Finance and Accounting, as well as an MSBA in Economics from Indiana University and is a Certified Public Accountant.

Rajiv Datta

Mr. Datta, 39, joined the Company in 1998 and has served in a number of significant technical and engineering positions for the Company, becoming Vice President in 2002. Mr. Datta was promoted to Senior

Vice President and Chief Technology Officer in May 2004, a role in which he oversees all aspects of Engineering, IT and Product Development activities across our metro, long haul and IP networks. Prior to joining the Company, Mr. Datta held various engineering and development positions at Alcatel Telecommunications Cable in North Carolina and at Alcatel’s Optical Fiber Competency Center near Paris, France. Mr. Datta holds a Bachelor of Science degree and a Master of Science degree in Engineering from Rutgers University and is a member of Tau Beta Pi, the National Engineering Honors Society.

Douglas Jendras

Mr. Jendras, 43, joined the Company in January 2000, became the Vice President, Operations in July 2000 and was promoted to the position of Senior Vice President, Operations in May 2004. Mr. Jendras held various management positions at MCI Telecommunications where he worked in operations and business development from July 1991 to October 1999. He earned his Bachelor’s degree from the State University of New York at Albany and his Master of Business Administration in Financial Management from Pace University.

Director and Executive Officer Involvement in Legal Proceedings

Messrs. LaPerch and Sokota served as President, Enterprise Services and Senior Vice President and General Counsel, respectively, for Metromedia Fiber Network, Inc. at the time that it filed for bankruptcy protection in May 2002.

Corporate Governance

In December 2005, the Board of Directors documented the governance practices to be followed by the Company by adopting Corporate Governance Guidelines to promote the functioning of the Board and its committees and set forth a common set of expectations as to how the Board should perform its functions. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to, among other things, board composition and selection, board meetings and involvement of senior management, and board committees and director compensation. The Corporate Governance Guidelines can be found through the “Investors — Corporate Governance” section of our website at www.above.net and a printed copy will be provided to any shareholder upon request.

The Board of Directors and the committees of the Board of Directors met numerous times during 2009. The Board of Directors held 13 meetings in 2009. The Company’s independent directors held regularly scheduled executive sessions at which only independent directors were present. Meetings of the Board of Directors and executive sessions of the Board are led by the Chairman of the Board, Jeffrey A. Brodsky. We believe each of our members of the Board of Directors is qualified to serve on the Board of Directors based on their experience and ability to bring different perspectives to the Company’s business as set forth above.

In 2009, the Company had a standing Audit Committee, Compensation Committee, Governance and Nominating Committee and Strategy Committee. The Audit Committee met eight times in 2009. The Compensation Committee met three times in 2009. The Governance and Nominating Committee met once in 2009. The Strategy Committee did not meet in 2009. Each director attended 75% or more of the meetings of the Board of Directors and the committees on which he served.

Each of the existing committees, other than the Strategy Committee, operates pursuant to a written charter, copies of which are available through the “Investors — Corporate Governance” section of our website at www.above.net. A printed copy of the charter of any of our Board committees will be provided to any shareholder upon request. The committees of the Board of Directors are described in more detail below.

The Company has adopted a Code of Conduct that applies to all of our employees, including our executive officers, and to directors. Our Code of Conduct, which satisfies the SEC requirements for a code of ethics, can be found through the “About — Overview” section of our website at www.above.net. A printed copy of the Code of Conduct will be provided to any shareholder upon request. If a waiver of our Code of Conduct is granted to any of our executive officers or directors, we will promptly disclose the amendment or waiver on our website as required by SEC and New York Stock Exchange rules.

Board Leadership Structure and Role in Risk Oversight

We maintain a Board leadership structure that separates the positions of Chairman of the Board of Directors from Chief Executive Officer. By having separate individuals serve as Chairman of the Board of Directors and Chief Executive Officer, we believe that we provide for additional independence of and oversight by the Board of Directors and enable our Chief Executive Officer to focus his time and attention on the Company’s operations and strategic direction.

The Board of Directors has general risk oversight responsibilities. The Audit Committee of the Board of Directors oversees risk issues with respect to our financial reporting and accounting. Our internal audit department, which monitors our compliance with financial reporting and accounting risk controls, reports to the Audit Committee. The Board believes that its structure enables it to effectively oversee risk management.

Communications with the Board of Directors

Stockholders and other interested persons may send communications to the Board of Directors, including to any of our non-management directors, our Chairman or any committee of the Board by writing to them at AboveNet, Inc., c/o Secretary at 360 Hamilton Avenue, White Plains, NY 10601 or by sending an e-mail to shareholdercommunications@above.net. The Secretary will distribute all stockholder communications to the intended recipients.

Audit Committee

The Audit Committee consists of Messrs. Brodsky (Chairman), Postma and Shorten, each of whom satisfies the applicable independence and other qualification requirements of the New York Stock Exchange corporate governance and SEC rules for serving on an audit committee. The Board has determined that Mr. Brodsky, the Audit Committee’s Chairman, is an “audit committee financial expert” as defined in the applicable SEC rules. The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility for the integrity of the Company’s financial reports. The Audit Committee also carries out other functions from time to time as assigned to it by the Board. The Audit Committee, or in some cases the Board, reviews and approves related party transactions.

In carrying out its purpose, the goal of the Audit Committee is to serve as an independent and objective monitor of the Company’s financial reporting process and internal control systems, including the activities of the Company’s independent auditors and internal audit function, and to provide an open avenue of communication with the Board of Directors for, and among, the independent auditor, internal audit operations and financial and executive management.

Report of the Audit Committee*

Management is responsible for the preparation of the Company’s financial statements and the Company’s independent registered public accountants are responsible for auditing those statements. In connection with the preparation of the December 31, 2009 financial statements, the Audit Committee (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent registered public accountants the matters required to be discussed under standards of the Public Company Accounting Oversight Board (“PCAOB”), including Statement on Auditing Standards No. 61 (as the same may be amended or supplemented); and (iii) received the written report, disclosures and the letter from the independent registered public accountants required by the PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and the Audit Committee has reviewed, evaluated and discussed with that firm the written report and its independence from the Company. The Audit Committee also has discussed with management of the Company and the independent registered public accountants such other matters and received such assurances from them as the Audit Committee deemed appropriate.

Based upon these reviews and discussions, the Audit Committee recommended, and the Board of Directors approved, the inclusion of our audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, for filing with the SEC.

THE AUDIT COMMITTEE
Jeffrey A. Brodsky, Chairman
Richard Postma
Richard Shorten, Jr.

*	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

The Compensation Committee consists of Messrs. Subotnick (Chairman), Postma and Shorten, each of whom satisfies the independence and other qualification requirements of New York Stock Exchange corporate governance rules. The Compensation Committee’s role is to establish and review our overall compensation philosophy and policies and to approve the compensation for the Company’s senior executive officers (including our executive officers named in the Summary Compensation table set forth below (the “named executive officers”)) and related matters. In this regard, the Compensation Committee approves the Company’s overall bonus plan, grants all equity compensation and approves salary changes for senior executive officers. The Compensation Committee meets several times during the year, and the Compensation Committee Chairman periodically reports on Compensation Committee actions and recommendations at Board meetings. In addition, the Compensation Committee unofficially conferred without the participation of management in executive session on a number of occasions. The Committee has the power to retain the services of outside counsel, advisors, experts and others to assist the Committee.

The Compensation Committee assists the Board in establishing compensation packages for our executive officers and non-employee directors and administering our incentive plans. The Compensation Committee is generally responsible for setting and administering the policies that govern annual executive salaries, raises and bonuses and certain awards of stock options, restricted stock awards and other awards under our incentive plans and otherwise.

Compensation Committee Report*

The Compensation Committee has submitted the following report for inclusion in this proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2009:

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management. Based on the Compensation Committee’s review of and the discussions with management with respect to the Compensation Discussion and Analysis, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.

MEMBERS OF THE COMPENSATION COMMITTEE
Stuart Subotnick, Chairman
Richard Postma
Richard Shorten, Jr.

*	The material in this report is not deemed “filed” with the SEC and is not to be incorporated by reference into any Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Governance and Nominating Committee

The Governance and Nominating Committee consists of Messrs. Shorten (Chairman) and Embler, each of whom satisfies the independence requirements of the New York Stock Exchange corporate governance rules. The Governance and Nominating Committee assists the Board in fulfilling its responsibility to the stockholders by (i) identifying individuals qualified to serve as directors and recommending that the Board support the selection of the nominees for all directorships, whether such directorships are filled by the Board or the stockholders, (ii) developing and recommending to the Board a set of corporate governance guidelines and principles and (iii) recommending improvements to the corporate governance process when necessary.

The Governance and Nominating Committee recommends to the Board for selection candidates to the Board to serve as nominees for election as directors at the annual meeting of stockholders. The Board is responsible for filling vacancies on the Board that may occur between annual meetings of stockholders. As part of its process, the Governance and Nominating Committee will consider nominees proposed by stockholders of the Company. In considering possible candidates for election as a director, the Governance and Nominating Committee is guided by the following principles: (a) each director should be an individual of the highest character and integrity; (b) each director should have substantial experience which is of particular relevance to the Company, and the Board should encompass a broad range of knowledge and expertise; (c) each director should have sufficient time available to devote to the affairs of the Company; (d) each director should represent the best interests of the stockholders as a whole rather than special interest groups; (e) the size of the Board should facilitate substantive discussions in which each director can participate meaningfully; (f) a majority of the Board should consist of directors who are neither officers nor employees of the Company or its subsidiaries (and have not been officers or employees within the previous three years), do not have a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and who are otherwise “independent” under the rules of the New York Stock Exchange as in effect from time to time; and (g) such other factors as the Governance and Nominating Committee determines appropriate. In considering possible candidates for election as a director, the Governance and Nominating Committee considers diversity of business backgrounds to ensure that the Company is provided with different perspectives from various professional backgrounds including directors with experience in accounting, finance, law and telecommunications.

Since our emergence from bankruptcy protection in 2003, the Governance and Nominating Committee has not nominated any new members to the Board of Directors. Upon the appointment of Mr. LaPerch to the position of Chief Executive Officer in March 2004, the Board determined to appoint him to the Board (taking the position of the prior Chief Executive Officer John Gerdelman who resigned in December 2003). Upon the resignation of Dennis O’Connell from the Board in May 2006, the Board of Directors determined that it was not necessary at that time to appoint another director to replace Mr. O’Connell. In May 2009, the Board of Directors reduced the number of Board positions from seven to six.

The Governance and Nominating Committee will consider director candidates recommended by stockholders. The Governance and Nominating Committee does not intend to alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Governance and Nominating Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Governance and Nominating Committee at the following address: AboveNet, Inc., c/o Secretary at 360 Hamilton Avenue, White Plains, NY 10601 at least 120 days prior to the anniversary date of the previous annual meeting of stockholders. Submissions must include, among other things, the name, age, business address and residence address of such person, the principal occupation or employment of such person, a description of all arrangements and understandings between the proposed nominee and stockholder making such nomination and the information required pursuant to Regulation 14A under the Securities Exchange Act of 1934. Stockholders wishing to make a nomination are advised to review the Company’s bylaws for additional requirements. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Strategy Committee

The Strategy Committee, which consists of Messrs. Shorten (Chairman), Postma and Subotnick, was formed in September 2007. The purpose of this Committee is to provide assistance and advice to management on a number of issues including Company strategy, financing and organization.

Independence of the Board of Directors

The New York Stock Exchange listing standards require that a majority of the members of a listed company’s directors must qualify as “independent,” as affirmatively determined by the Board.

After review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent registered public accountants, the Board of Directors has affirmatively determined that the following directors are independent directors within the meaning of the applicable New York Stock Exchange listing standards: Jeffrey Brodsky, Michael Embler, Richard Postma, Richard Shorten and Stuart Subotnick. In making this determination, the Board found that none of these directors had a material or other disqualifying relationship with the Company. William LaPerch is not an independent director by virtue of his employment with the Company.

In determining the independence of Mr. Brodsky, the Board took into account that the Company made a payment of $1.5 million to Comdisco Holding, Inc. in March 2004 at a time when Mr. Brodsky served as a member of the Board of Directors of Comdisco. Mr. Brodsky resigned from the Board of Directors of Comdisco in July 2004. The payment to Comdisco was made pursuant to a settlement agreement between Comdisco and us that related to a dispute that arose prior to our bankruptcy filing. Mr. Brodsky had no involvement in the settlement of such dispute, the settlement agreement of which was approved by the United States Bankruptcy Court for the Southern District of New York. The payment by the Company to Comdisco represented less than 2% of Comdisco’s fiscal 2004 revenue.

In determining the independence of Mr. Embler, the Board took into account that in December 2009, Mr. Embler was appointed to the board of directors of CIT Group, Inc., the parent company of CIT Lending Services Corporation, one of our lenders under the Secured Credit Facility.

In determining the independence of Mr. Postma, the Board took into account that we sell certain fiber services to US Signal, LLC, a company principally owned by Mr. Postma and for which he serves as Chairman of the Board and Chief Executive Officer. We invoiced US Signal for fiber services totaling $104,150 in 2005, $111,360 in 2006, $274,557 in 2007, $329,964 in 2008 and $347,760 in 2009. Our transactions with US Signal have been approved or ratified by the Board of Directors (without Mr. Postma participating) and are priced consistently with our pricing for other customers. Mr. Postma had no involvement in the negotiation of these fiber services agreements. In addition, the Board took into account that we purchase certain installation and construction services from Turnkey Network Solutions, Inc. (“Turnkey”), a company for which Mr. Postma serves as Chief Executive Officer and in which he has a minority ownership interest. We were invoiced by Turnkey for services of $128,446 in 2008 and $30,755 in 2009, which transactions were ratified by the Board (without Mr. Postma participating). We are also discussing purchasing certain telecommunications and construction services from US Signal and Turnkey, respectively.

In determining the independence of Mr. Subotnick, the Board took into account that in 2005 we provided co-location services to Metromedia Connections, Inc., a company with which Mr. Subotnick has an indirect ownership interest and management role. In connection with providing those services, Metromedia Connections, Inc. paid us $65,877 in 2005.

In determining the independence of Mr. Shorten, the Board took into account that in 2005 we provided network planning services to First Avenue Networks, Inc., a company in which Mr. Shorten served as non-executive Chairman of the Board and a member of the Board of Directors. In connection with the provision of those services, First Avenue Networks, Inc. paid us $24,349 and we paid First Avenue Networks $42,646 in connection with the partial reimbursement for a consultant jointly retained by us and First Avenue Networks, both payments occurring in 2005.

SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

The following table sets forth, as of May 11, 2010, certain information regarding beneficial ownership of our common stock by (a) each person or entity who is known by us to own beneficially 5% or more of our common stock, (b) each of our directors, (c) each of our named executive officers and (d) all executive officers and directors as a group. Unless otherwise indicated, each of the stockholders shown in the table below has sole voting and investment power with respect to the shares beneficially owned. Unless otherwise indicated, the address of each person named in the table below is c/o AboveNet, Inc., 360 Hamilton Avenue, White Plains, New York 10601. As used in this table, a beneficial owner of a security includes any person who, directly or indirectly, through contract, arrangement, understanding, relationship or otherwise has or shares (i) the power to vote, or direct the voting of, such security or (ii) investment power which includes the power to dispose, or to direct the disposition of, such security. In addition, a person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days of May 11, 2010.

Name of Beneficial Owner	Common Stock Beneficially Owned		Percentage of Common Stock(1)
Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078	4,899,970	(2)	19.5%
JGD Management Corp. and affiliated person c/o York Capital Management 767 Fifth Avenue, 17th Floor New York, NY 10153	2,606,680	(3)	10.4%
JWK Enterprises, LLC c/o Metromedia Company 810 7th Avenue, 29th Floor New York, NY 10019	2,440,608	(4)	9.7%
FMR LLC 82 Devonshire Street Boston, MA 02109	2,300,493	(5)	9.2%
Fiber, LLC 2300 Carillon Point Kirkland, WA 98033	2,006,330	(6)	8.0%
Jeffrey A. Brodsky	23,000	(7)	*
Richard Shorten, Jr.	12,000	(8)	*
Richard Postma	9,400	(9)	*
Stuart Subotnick	8,000	(10)	*
Michael Embler	5,068	(11)	*
William G. LaPerch	84,191	(12)	*
Robert Sokota	59,682	(13)	*
Rajiv Datta	43,553	(14)	*
Joseph P. Ciavarella	4,000	(15)	*
John Jacquay	—	(16)	*
Douglas Jendras	—	(16)	*
All directors and executive officers as a group (eleven persons)	248,894	(17)	1.0%

*	Less than 1%
(1)	The applicable percentage of beneficial ownership is based on 25,129,717 shares of common stock outstanding as of May 11, 2010, and with respect to each person, any shares of common stock that may be acquired by exercise of stock options, or other rights to acquire common stock, within 60 days of May 11, 2010.

(2)	Based on information contained in Amendment No. 1 to Schedule 13G filed with the Securities and Exchange Commission on January 21, 2010 by Franklin Mutual Advisors, LLC (“FMA”). Includes 4,703,150 shares of common stock and seven year warrants to purchase 189,532 shares of common stock at $12 per share. FMA has sole voting and investment discretion over these securities pursuant to investment management contracts. FMA disclaims beneficial ownership of the shares owned by its investment management clients. Also includes options to purchase 7,288 shares of common stock granted to Mr. Embler, which he holds as a nominee of FMA and disclaims any beneficial ownership.
(3)	Based on information contained in the Schedule 13G (Amendment No. 8) filed by JGD Management Corp. (“JGD”) with the Securities and Exchange Commission on January 11, 2010. Includes (i) 271,865 shares of common stock and warrants to purchase 20,000 shares of common stock directly owned by York Capital Management, L.P. (“York Capital”); (ii) 236,241 shares of common stock and warrants to purchase 5,850 shares of common stock directly owned by York Select, L.P. (“York Select”); (iii) 371,206 shares of common stock and warrants to purchase 5,622 shares of common stock directly owned by York Credit Opportunities Fund, L.P. (“York Credit Opportunities”); (iv) 270,477 shares of common stock and warrants to purchase 44,320 shares of common stock directly owned by York Select Master Fund, L.P., a Cayman Islands exempted limited partnership (“York Select Master”); (v) 62,444 shares of common stock and warrants to purchase 11,124 shares of common stock directly owned by York Global Value Master Fund, L.P., a Cayman Islands exempted limited partnership (“York Global Value”); (vi) 454,814 shares of common stock directly owned by York Investment Master Fund, L.P., a Cayman Islands exempted limited partnership (“York Investment”); (vii) 1,083 shares of common stock directly owned by York Long Enhanced Fund, L.P. (“York Long Enhanced”); (viii) 759,560 shares of common stock and warrants to purchase 12,060 shares of common stock directly owned by York Credit Opportunities Master Fund, L.P., a Cayman Islands exempted limited partnership (“York Credit Opportunities Master”) and (ix) 76,138 shares of common stock and warrants to purchase 3,876 shares of common stock directly owned by certain managed accounts (the “Managed Accounts”). The general partners of York Capital, York Select, York Credit Opportunities, York Select Master, York Global Value, York Investment, York Long Enhanced and York Credit Opportunities Master have delegated certain management and administrative duties of such funds to JGD. In addition, JGD manages the Managed Accounts.
(4)	Includes 2,388,364 shares of common stock and seven year warrants to purchase 52,244 shares of common stock at $12 per share.
(5)	Based on information contained in the Schedule 13G filed by FMR LLC on behalf of itself and Edward C. Johnson 3d with the Securities and Exchange Commission on February 16, 2010. FMR LLC has sole power to vote or direct the vote of 103,830 shares and sole power to dispose or to direct the disposition of 2,300,493 shares.
(6)	Based on information contained in a Amendment No. 2 to Schedule 13D filed with the Securities and Exchange Commission on April 23, 2010 by Fiber, LLC, Craig McCaw, Eagle River Holdings, LLC and Eagle River, Inc.
(7)	Includes 15,000 shares of common stock and fully vested and exercisable options to purchase 8,000 shares of common stock. Excludes 3,000 shares underlying restricted stock units granted on December 3, 2009, 40% of which are scheduled to vest on November 16, 2010 and 60% are scheduled to vest on November 16, 2011.
(8)	Includes 10,000 shares of common stock, and fully vested and exercisable options to purchase 2,000 shares of common stock. Excludes 3,000 shares underlying restricted stock units granted on December 3, 2009, 40% of which are scheduled to vest on November 16, 2010 and 60% are scheduled to vest on November 16, 2011.
(9)	Excludes 3,000 shares underlying restricted stock units granted on December 3, 2009, 40% of which are scheduled to vest on November 16, 2010 and 60% are scheduled to vest on November 16, 2011.
(10)	Includes fully vested and exercisable options to purchase 8,000 shares of common stock. Excludes 3,000 shares underlying restricted stock units granted December 3, 2009, 40% of which are scheduled to vest on November 16, 2010 and 60% are scheduled to vest on November 16, 2011.
(11)	Includes 4,356 shares of common stock and fully vested and exercisable options to purchase the 712 shares of common stock. Excludes 3,000 shares underlying restricted stock units granted on December 3, 2009, 40% of which are scheduled to vest on November 16, 2010 and 60% are scheduled to vest on November 16, 2011.

(12)	Excludes 70,000 restricted stock units granted September 8, 2008, 10,000 of which are scheduled to vest on the second anniversary of the date of grant and 60,000 are scheduled to vest on the third anniversary of the date of grant. Also excludes 28,000 restricted stock units that vest in 2011 and 2012 based upon the achievement of certain performance targets in 2010 and 2011 that have been established for 2010 but not for 2011.
(13)	Includes 59,682 shares of common stock. Excludes 49,000 restricted stock units granted September 8, 2008, 7,000 of which are scheduled to vest on the second anniversary of the date of grant and 42,000 are scheduled to vest on the third anniversary of the date of grant.
(14)	Includes 42,278 shares of common stock, and fully vested and exercisable option to purchase 1,275 shares of common stock. Excludes 49,000 restricted stock units granted on September 8, 2008, 7,000 of which are scheduled to vest on the second anniversary of the date of grant and 42,000 are scheduled to vest on the third anniversary of the date of grant.
(15)	Includes 4,000 shares of common stock. Excludes 49,000 restricted stock units granted October 27, 2008, 7,000 of which are scheduled to vest on November 15, 2010 and 42,000 are scheduled to vest on November 15, 2011.
(16)	Excludes 49,000 restricted stock units granted on September 8, 2008, 7,000 of which are scheduled to vest on the second anniversary of the date of grant and 42,000 are scheduled to vest on the third anniversary of the date of grant.
(17)	Includes 228,907 shares of common stock and fully vested and exercisable options to purchase 19,987 shares of common stock. Excludes 266,000 restricted stock units granted on September 8, 2008, 38,000 of which are scheduled to vest on the second anniversary of the date of grant and 228,000 are scheduled to vest on the third anniversary of the date of grant. Also excludes 15,000 restricted stock units granted on December 3, 2009, 40% of which are scheduled to vest on November 16, 2010 and 60% are scheduled to vest on November 16, 2011.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and any persons who beneficially own more than 10% of our common stock to file with the SEC (and, if such security is listed on a national securities exchange, with such exchange), various reports as to ownership of such common stock. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such reports and written representations from certain reporting persons, the Company believes that during the fiscal year ended December 31, 2009, all filings required by our executive officers, directors and greater than 10% beneficial owners under Section 16(a) were timely except that (i) Forms 4 for Messrs. Brodsky, Embler, Postma, Shorten and Subotnick were not filed timely with respect to certain restricted stock unit grants on December 3, 2009; (ii) a Form 4 for Mr. LaPerch was not filed timely with respect to the exercise of options to purchase 1,600 shares of our common stock on November 10, 2009; and (iii) Forms 4 for the York Group were not filed timely with respect to certain shares in 2009.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Compensation Committee Interlocks and Insider Participation

During 2009, except as discussed below, none of the members of our Compensation Committee (Messrs. Subotnick, Postma and Shorten), (i) served as an officer or employee of the Company or its subsidiaries, (ii) was formerly an officer of the Company or its subsidiaries or (iii) entered into any transactions with the Company or its subsidiaries, other than stock option agreements and restricted stock unit agreements. During 2009, none of our executive officers (i) served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served on our Compensation Committee, (ii) served as director of another entity, one of whose executive officers served on our Compensation Committee, or (iii) served as member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served as a director of the Company.

Related Party Transactions

In 2009, we invoiced US Signal, LLC, a company principally owned by Mr. Postma, for the lease of fiber optic infrastructure and other related services sold to US Signal, LLC totaling $347,760. We also purchased certain installation and construction services totaling $128,446 in 2008 and $30,755 in 2009 from Turnkey, a company in which Mr. Postma serves as Chief Executive Officer and in which he has a minority ownership interest. We are also discussing purchasing certain telecommunications and construction services from US Signal and Turnkey, respectively.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board of Directors consists of six members. Each of the nominees to the Board of Directors listed above under “Directors and Executive Officers” currently serves as a Director of the Company and was re-elected to the Board at our 2009 annual meeting. Each of Messrs. Brodsky, Embler, Postma and Shorten were initially appointed to the Board of Directors in 2003. Mr. Subotnick was originally appointed to the Board of Directors in 1997 and was reappointed in 2003. Mr. LaPerch was appointed to the Board of Directors in March 2004. Each Director to be elected was recommended to the Board by the Governance and Nominating Committee for re-election to the Board, and will hold office until the next annual meeting of stockholders and until his successor is elected, or, if sooner, until the director’s death, resignation or removal. It is the Company’s policy to invite nominees for Director to attend the annual meeting. All of the Directors attended the 2009 annual meeting and the Company expects that all of the Directors will attend the 2010 annual meeting.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The six nominees receiving the highest number of affirmative votes will be elected. Except where otherwise instructed, proxies will be voted for election of each of the nominees. Should any nominee be unwilling or unable to serve as a Director, which is not anticipated, it is intended that the persons acting under the proxy will vote for the election of another person designated by the Board of Directors, unless the Board of Directors chooses to reduce the number of Directors constituting the full Board.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee has selected BDO Seidman, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2010 and has further directed that management submit the selection of independent registered public accountants for ratification by the stockholders at the annual meeting. BDO Seidman also audited the Company’s financial statements for the fiscal period September 1, 2003 through December 31, 2003 and each of the fiscal years ending December 31, 2004 though 2009. Representatives of BDO Seidman are expected to be present at the annual meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s bylaws nor other governing documents or law require stockholder ratification of the selection of BDO Seidman as the Company’s independent registered public accountants. However, the Audit Committee is submitting the selection of BDO Seidman to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent registered public accountants at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of a majority of the votes cast by holders present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of BDO Seidman.

Principal Accountant Fees and Services

Aggregate fees billed for professional services rendered for the Company by BDO Seidman for each of the years ended December 31, 2009 and 2008 were:

	(In thousands)
	2009	2008
Audit Fees	$1,216	$1,907
Audit-Related Fees	41	—
Tax Fees	30	30
Total	$1,287	$1,937

Audit Fees.  In June 2009, BDO Seidman was engaged to audit the Company’s financial statements as of and for the year ended December 31, 2009. In November 2008, BDO Seidman was engaged to audit the Company’s financial statements as of and for the year ended December 31, 2008. The Audit Fees for the years ended December 31, 2009 and 2008, respectively, were for professional services rendered for the audit of our consolidated financial statements as described above.

Audit-Related Fees.  Audit-Related Fees are typically for due diligence related to mergers and acquisitions. There were no such fees for the year ended December 31, 2008.

Tax Fees.  Tax Fees for the years ended December 31, 2009 and 2008 were for services related to tax compliance, including the preparation of tax returns and claims for refund, tax planning and advice, including assistance with, and representation in, tax audits and appeals, and advice related to mergers and acquisitions.

Auditor Independence.  The Audit Committee has considered the non-audit services provided by BDO Seidman and determined that the provision of such services had no effect on BDO Seidman’s independence from the Company.

Audit Committee Pre-Approval Policy and Procedures.  The Audit Committee must review and pre-approve all audits and, except as provided below, non-audit services provided by BDO Seidman, our independent registered public accounting firm. In conducting reviews of audit and non-audit services, the Audit Committee will determine whether the provision of such services would impair BDO Seidman’s independence. The Audit Committee will only pre-approve services that it believes will not impair BDO Seidman’s independence. The Audit Committee has delegated to its Chairman authority to pre-approve all non-audit related services. All services are subsequently communicated to the Audit Committee. All services rendered by BDO Seidman in 2008 and 2009 were pre-approved pursuant to this process.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF RATIFYING THE SELECTION OF BDO SEIDMAN, LLP

PROPOSAL NO. 3

APPROVAL OF AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF
INCORPORATION TO INCREASE THE TOTAL AUTHORIZED SHARES OF COMMON STOCK

We are asking the Company’s stockholders to approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock, par value $0.01 per share, from 30 million to 200 million. The number of authorized shares of preferred stock will remain at 10 million. Our Board unanimously approved the proposed Amendment of our Amended and Restated Certificate of Incorporation, in the form attached to this proxy statement as Appendix A (the “Amendment”), subject to stockholder approval, as in the best interests of the Company and its stockholders, declared it advisable and hereby seeks approval of the Amendment by the Company’s stockholders.

As of May 11, 2010, the Company had 25,129,717 outstanding shares of common stock and approximately 1,260,368 shares of common stock reserved for issuance in connection with previous grants of restricted stock units and stock options under our equity incentive plans and pursuant to outstanding warrants. Our Board believes that the availability of additional shares of common stock will enable the Company to take advantage of future opportunities that may require the issuance of common stock. Such opportunities might include, but are not limited to, capital raising transactions, acquisitions of other companies or businesses, stock dividends, stock splits, issuances under our employee benefits plans (including the 2010 Employee Stock Purchase Plan described in Proposal 4 in this proxy statement, if approved by stockholders), and other appropriate corporate purposes. As the number of outstanding and reserved shares of common stock approaches the current limit of 30 million, our Board believes that increasing the number of authorized shares is necessary to provide the Company with the flexibility to meet its business and financing needs as they arise.

If our stockholders approve the Amendment, our Board may issue the additional authorized shares of common stock without the further vote of our stockholders, except as required by applicable law or the rules of the New York Stock Exchange. Upon issuance, the additional shares of authorized common stock would have the same rights and privileges as the shares of common stock currently outstanding. The additional shares of common stock authorized in the Amendment will not be entitled to preemptive rights, nor will existing stockholders have any preemptive rights to acquire any of such shares when issued. The Amendment will not have an immediate dilutive effect on the proportionate voting power or other rights of existing stockholders. However, to the extent that additional authorized shares of common stock are issued in the future, they may decrease existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be economically dilutive to such stockholders and could have a negative effect on the market price of the common stock.

The increase in the number of our authorized shares of common stock could have an anti-takeover effect by discouraging or hindering efforts to acquire control of the Company. The Company would be able to use the additional shares to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. This is not the intent of the Board in adopting the Amendment, nor has the Amendment been adopted in response to any known threat to acquire control of the Company.

The proposed increase in the authorized shares of common stock would become effective immediately upon the filing of the Amendment with the office of the Secretary of State of the State of Delaware, which we expect to file promptly following stockholder approval.

Stockholder Vote Required and Board Recommendation

The affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the annual meeting will be required for approval of the Amendment.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF APPROVING THE AMENDMENT

PROPOSAL NO. 4

APPROVAL OF THE 2010 EMPLOYEE STOCK PURCHASE PLAN

We are asking the Company’s stockholders to approve the AboveNet, Inc. 2010 Employee Stock Purchase Plan (the “Stock Purchase Plan”), which was adopted by the Board on April 28, 2010, subject to stockholder approval. Our Board believes that the Company’s interests are advanced by aligning stockholder and employee interests. The Stock Purchase Plan is intended to provide our eligible employees with an opportunity to participate in AboveNet’s success by permitting them to acquire an ownership interest in AboveNet through periodic payroll deductions that will be applied toward the purchase of shares of our common stock at a discount from the market price. We believe the Stock Purchase Plan will strengthen our ability to attract, motivate and retain employees and will provide additional incentive for employees, through stock ownership, to improve AboveNet’s performance.

Summary of the Stock Purchase Plan

The following summary is a general description of the Stock Purchase Plan. This summary does not purport to be a complete description of all provisions of the Stock Purchase Plan and is qualified in its entirety by reference to the full text of the Stock Purchase Plan included as Appendix B to this proxy statement. The Stock Purchase Plan is intended to qualify under Section 423 of the Internal Revenue Code.

Administration

The Stock Purchase Plan will be administered by the Compensation Committee of the Board of Directors. All designations, determinations, interpretations, and other decisions made by the Compensation Committee under or with respect to the Stock Purchase Plan are final, conclusive, and binding upon all persons, including the Company, any affiliate, any participant, any holder or beneficiary of any right of participation, and any employee of the Company or of any affiliate.

Eligibility and Participation

All employees of the Company or any of its designated subsidiaries who have completed at least ninety (90) days of employment on or before the first day of the applicable offering period are eligible to participate in the Stock Purchase Plan, subject to certain limitations imposed by the Internal Revenue Code and certain other limitations set forth in the Stock Purchase Plan. An employee may not participate in the Stock Purchase Plan if, immediately after he or she joined, he or she would own stock and/or hold rights to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company and officers of the Company that are subject to the reporting requirements of Section 16(a) under the Securities Exchange Act of 1934 (“Section 16 Officers”) are not eligible to participate. The Stock Purchase Plan also limits an employee’s rights to purchase stock under all employee stock purchase plans (those subject to Section 423 of the Internal Revenue Code) of the Company and its subsidiaries so that such rights may not accrue at a rate that exceeds $25,000 of fair market value of such stock (determined as of the first day of the offering period) for each calendar year in which such right to purchase stock is outstanding at any time. In addition, no employee may purchase more than 200 shares of common stock under the Stock Purchase Plan in any offering period (and no more than 100 shares of common stock in the offering period for 2010). As of May 11, 2010, we had a total of approximately 660 employees who would have been eligible to participate in the Stock Purchase Plan.

Stock Subject to the Stock Purchase Plan

The stock available for purchase under the Stock Purchase Plan consists of shares of the Company’s authorized but unissued common stock or shares of the Company’s common stock reacquired by the Company, including shares repurchased by the Company in the open market. The aggregate number of shares of common stock that may be issued pursuant to the Stock Purchase Plan is 300,000, subject to increase or decrease by reason of stock splits, reclassifications, stock dividends, and the like. If the number of shares of common stock reserved and available for any offering period under the Stock Purchase Plan is insufficient to satisfy all purchase requirements for that offering period, the reserved and available shares for that offering period shall be apportioned among the participants. If any right to purchase shares of common stock granted under the Stock Purchase Plan terminates for any reason without having been exercised, the shares of common stock not purchased again become available for issuance under the Stock Purchase Plan.

Offering Periods; Purchase Price

The Stock Purchase Plan operates by a series of consecutive offering periods of approximately 10 months duration commencing on each January 16 and ending on November 15 (provided that the offering period in 2010 will be from September 1 to November 15). The purchases are made for participants at the end of each offering period by applying payroll deductions accumulated over the course of the offering period towards such purchases. The price at which these purchases will be made will equal 85% of the lesser of the fair market value of the common stock as of the first day of the offering period or the fair market value on the last day of the offering period. For example, if an employee who enrolled in the offering period beginning on January 16, 2011 continues in the Stock Purchase Plan through the end of that offering period, he or she will purchase common stock on November 15, 2011 at 85% of the lesser of the fair market value of the stock on January 16, 2011 or the fair market value on November 15, 2011.

Payroll Deductions

The purchase price of the shares to be acquired under the Stock Purchase Plan is accumulated by payroll deductions over an offering period from each participant’s base salary. Payroll deductions are not held in any segregated trust fund and may be commingled with the general assets of the Company or any of its designated subsidiaries and used for general corporation purposes. To the extent necessary to comply with Internal Revenue Code provisions and certain purchase limitations of the Stock Purchase Plan, a participant’s payroll deductions may be decreased to 0.

Employees may, upon at least 10 days advance notice prior to the end of the relevant offering period, withdraw from the Stock Purchase Plan, and receive back all but not less than all of their accumulated payroll deductions, without interest, prior to the end of any offering period. If any employee does not withdraw prior to the end of an offering period, he or she will continue to participate in the next offering period that begins following the end of that offering period.

Termination of Employment or Loss of Eligibility

Except as set forth in the next paragraph, a participant’s rights under the Stock Purchase Plan terminate when he or she terminates employment, dies, or ceases to be an eligible employee. A withdrawal notice is considered as having been received from the participant on the date his or her employment ceases, and all payroll deductions not used to purchase shares of common stock will be refunded.

Upon termination of a participant’s employment because of death, the participant’s beneficiary has the right to elect, prior to the expiration of the thirty (30) day period (or such shorter period if the last day of the offering period is less than 30 days after the participant’s death) commencing with the date of the death, either (i) to withdraw without interest, all of the payroll deductions credited to the participant’s account under the Stock Purchase Plan, or (ii) to purchase on the last day of the offering period in which the death occurs a number of shares of common stock equal to that number of whole shares of common stock reserved for the purpose of the Stock Purchase Plan which the accumulated payroll deductions in the participant’s account at the date of the participant’s death will purchase at the applicable price (subject to the maximum number set forth in the Stock Purchase Plan), with any excess in such account returned to said beneficiary. In the event that no written notice of election is duly received by the Company, the beneficiary is automatically deemed to have elected to withdraw the payroll deductions credited to the participant’s account at the date of the participant’s death and the same are paid promptly to said beneficiary, without interest.

Adjustments

In the event a stock dividend, extraordinary cash dividend, spin-off, split-up, combination, exchange of shares, merger, consolidation, reorganization, recapitalization, or other similar corporate event affects the common stock of the Company such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Stock Purchase Plan, then the Compensation Committee, in its sole discretion, and in such manner as the Compensation Committee may deem equitable, may adjust the maximum number of shares available under the Stock Purchase Plan, the number and kind of shares subject to outstanding rights to purchase, and the terms relating to the purchase price with respect to such outstanding rights and may take such other actions as the Compensation Committee, in its opinion, deems appropriate under the circumstances.

In the event of: (1) the Company’s dissolution or liquidation, (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group of the beneficial ownership of the Company’s securities representing at least 50% of the combined voting power entitled to vote in the election of directors; then, the Company may, in its sole discretion either: (i) terminate the Stock Purchase Plan and return all accumulated payroll deductions to the participants; (ii) terminate the Stock Purchase Plan and purchase shares of common stock for each participant’s account as if the effective date of the termination were a purchase date; (iii) cause the surviving or acquiring corporation to assume outstanding rights or substitute similar rights for those under the Stock Purchase Plan, (iv) cause such rights to continue in full force and effect; (v) use participants’ accumulated payroll deductions to purchase shares of common stock immediately prior to the transaction and terminate participants’ rights under the then ongoing offering period, or (vi) use any combination of the foregoing as long as all participants are treated similarly.

Transfer Restrictions

A participant’s rights with respect to the purchase of shares of common stock under the Stock Purchase Plan, as well as payroll deductions accumulated under the Stock Purchase Plan, may not be transferred to any other person other than by will or the laws of descent and distribution. Except as provided in Termination of Employment or Loss of Eligibility above, any rights with respect to the purchase of shares of common stock under the Stock Purchase Plan may be exercised only by the participant during his or her lifetime.

Amendment and Termination of the Stock Purchase Plan

The Company’s Board of Directors may amend the Stock Purchase Plan from time to time in any respect; provided, however, that no amendment shall be effective without stockholder approval if the amendment would (a) increase the aggregate number of shares of common stock to be offered under the Stock Purchase Plan (other than an increase merely reflecting a change in the number of outstanding shares, such as a stock dividend or stock split), or (b) change the designation of corporations whose employees may be offered rights to purchase common stock under the Stock Purchase Plan. Notwithstanding the foregoing, the Compensation Committee may, without stockholder approval, designate participating subsidiaries and other affiliates in accordance with the Stock Purchase Plan including, without limitation, those corporations becoming affiliated with the Company after the adoption and approval of the Stock Purchase Plan. The Compensation Committee may also amend the Stock Purchase Plan from time to time in a manner consistent with the power of the Board to amend, suspend or discontinue the Stock Purchase Plan.

The Stock Purchase Plan may be terminated at any time by the Company’s Board of Directors. Upon such termination or any other termination of the Stock Purchase Plan, all payroll deductions not used to purchase shares of common stock will be refunded without interest.

U.S. Federal Income Tax Consequences

The following discussion is a brief summary of certain current United States federal income tax consequences to the Company and to participants subject to U.S. taxation with respect to the Stock Purchase Plan. The Internal Revenue Code and related rules are subject to change. This summary is not intended to be exhaustive and does not describe, among other things, state, local or foreign income and other tax consequences. The following discussion is intended for the information of stockholders considering how to vote at the annual meeting and not as tax guidance to participants in the Stock Purchase Plan. Stock Purchase Plan participants should consult their individual tax advisors.

The Stock Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 421 and 423 of the Internal Revenue Code. Under these provisions, a participant who purchases stock under the Stock Purchase Plan will not recognize income for federal income tax purposes on the purchase, but will instead defer the tax consequences until the subsequent sale or disposition of the stock. If a participant disposes of his or her shares of common stock within the later of two years from the beginning of the offering period that applies to the shares or within one year from the purchase date of the shares (a “disqualifying disposition”), the participant will realize ordinary income in the year of such disposition equal to the amount by which the fair market value of the stock on the purchase date exceeded the purchase price (the “spread” at purchase), which will be added to the participant’s basis in the shares. Such amount will be considered ordinary income in the year of sale or other disposition, even if the gain on the disposition of the shares is less than the spread. The difference, if any, between the proceeds from the sale or other disposition and the fair market value of the stock at the date of purchase will be capital gain or loss, which will be long-term if the stock has been held for more than a year after the date of purchase.

If the participant disposes of his or her shares of common stock more than two years after the offering date of such right to purchase stock under the Stock Purchase Plan and more than one year after the purchase date of such stock purchase right, the participant will realize ordinary income in the year of such disposition equal to the lesser of (i) the excess of the fair market value of the shares on the date of disposition over the purchase price or (ii) the purchase price discount, which is 15% of the fair market value of the shares on the commencement of the offering period. The amount of such ordinary income will be added to the participant’s basis in the shares. Any additional gain recognized on the disposition of the shares after such basis adjustment will be long-term capital gain. If the fair market value of the shares on the date of disposition is less than the purchase price, there will be no ordinary income and any loss recognized will be a capital loss.

The Company will generally be entitled to a deduction in the year of a disqualifying disposition equal to the amount of ordinary income recognized by the participant as a result of such disposition. In order to enable the Company to learn of disqualifying dispositions and ascertain the amount of the deduction to which it is entitled, participants will be required to notify the Company in writing of the date and terms of any disposition of stock purchased under the Stock Purchase Plan.

No deduction is allowed the Company in the case of a qualifying disposition. No federal tax withholding is required with respect to federal income tax or payroll tax (i.e., Social Security or Medicare tax).

The foregoing is only a summary of the effect of federal income taxation upon the participants and the Company with respect to participation in the Stock Purchase Plan and does not purport to be complete. Furthermore, the foregoing does not discuss the income tax laws of any municipality, state or foreign country in which a participant may reside. Participants should consult their own tax advisors with respect to the tax consequences of participation in the Stock Purchase Plan for their particular situations. Any tax commentary included herein is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. federal tax penalties.

Securities Underlying Awards

On May 13, 2010, the per share closing price of the Company’s common stock was $49.20 as reported on the New York Stock Exchange.

New Plan Benefits

The benefits that will be received by or allocated to eligible employees under the Stock Purchase Plan cannot be determined at this time because the amount of contributions to be set aside to purchase shares of the common stock under the Stock Purchase Plan (subject to the limitations discussed above) is within the discretion of each participant. Our non-employee directors and our Section 16 Officers are not eligible to participate in the Stock Purchase Plan.

Stockholder Vote Required and Board Recommendation

The affirmative vote of the holders of a majority of the votes cast at the annual meeting in person or by proxy will be required for approval of the Stock Purchase Plan.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF APPROVING THE COMPANY’S
2010 EMPLOYEE STOCK PURCHASE PLAN

PROPOSAL NO. 5

RATIFICATION OF STOCKHOLDER RIGHTS PLAN

On August 3, 2009, our Board of Directors approved the Amended and Restated Rights Agreement with American Stock Transfer & Trust Company, LLC, as rights agent, which was subsequently amended as of January 26, 2010 (as amended, the “Rights Plan”). At the time of its adoption, the Rights Plan amended and restated our previously existing rights plan (the “Initial Plan”).

In connection with adopting the Initial Plan, on August 3, 2006, our Board of Directors authorized and declared a dividend of one preferred share purchase right (a “Right”) for each share of our common stock issued and outstanding on the record date for the dividend. The Board of Directors also authorized and directed the issuance of one Right with respect to each share of common stock to be issued after this record date and prior to the expiration of the Rights. Absent the Board’s adoption of the Rights Plan, the Rights would have expired under the terms of the Initial Plan on August 7, 2009.

We are submitting the Rights Plan to our stockholders for ratification at the annual meeting. If the stockholders do not ratify the Board’s approval of the Rights Plan, the Rights will expire in accordance with their terms on August 3, 2010. If the stockholders ratify the Rights Plan, the Rights will remain effective until the earliest of (i) August 7, 2012, (ii) the time at which the Rights are redeemed as described below or (iii) the time at which the Rights are exchanged as described below.

Purpose of the Rights Plan

The Rights Plan is designed to enable all Company stockholders to realize the full value of their investment and to provide for fair and equal treatment in the event that an unsolicited attempt is made to acquire the Company. The Rights Plan is intended as a means to guard against abusive takeover tactics and is not intended to prevent a takeover or deter fair offers for securities of the Company. To the contrary, it is designed to encourage anyone seeking to acquire control of the Company to make an offer that represents fair value to all holders of common stock and to provide the Board of Directors with more time to fully consider an unsolicited takeover bid, and, if appropriate, to explore other alternatives that maximize stockholder value.

Our actions in connection with adopting the Rights Plan and recommending its ratification were not and are not in response to or in anticipation of any specific takeover bid or proposed bid or other transaction. Rather, the Rights Plan is intended to address the Board’s concern that, in the current business environment in which we operate, a potential exists that we could be the subject of one or more unsolicited takeover attempts.

Summary of the Rights Plan

The following summary is a general description of the Rights Plan. This summary does not purport to be a complete description of all provisions of the Rights Plan and is qualified in its entirety by reference to the full text of the Rights Plan (including the Amendment to the Rights Plan) included as Appendix C to this proxy statement.

The Rights have certain anti-takeover effects. The Rights may cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by our Board of Directors.

Until the earlier to occur of (i) the date that is 10 days following the date of a public announcement that a person, entity or group of affiliated or associated persons have acquired beneficial ownership of 15% or more of the outstanding common stock (an “Acquiring Person”) or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or entity becomes an Acquiring Person) following the commencement of, or announcement of an intention to commence, a tender offer or exchange offer the consummation of which would result in any person or entity becoming an Acquiring Person (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced by the common stock certificates or book-entry shares.

The Rights are not exercisable until the Distribution Date. Each Right, upon becoming exercisable, will entitle the holder to purchase from the Company, at the purchase price of $160, one two-hundredth of a share of the Company’s Series A Junior Participating Preferred Stock (the “Preferred Shares”). Each one two-hundredth of a Preferred Share has designations and powers, preferences and rights, and the qualifications, limitations and restrictions that make its value approximately equal to the value of one share of common stock.

The number of outstanding Rights and the number of Preferred Shares issuable upon exercise of the Rights are also subject to adjustment in the event of stock splits or stock dividends or subdivisions, consolidation or combinations of shares occurring, in any case, prior to the Distribution Date. The exercise price payable and the number of Preferred Shares or other securities or other property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution as described in the Rights Plan. The Board of Directors authorized a two-for-one common stock split, effected in the form of a 100% stock dividend, which was distributed on September 3, 2009. Each stockholder of record on the record date for the stock split received one additional share of common stock for each share of common stock held on that date. As a result of this stock split, appropriate adjustments under the Rights Plan have been made.

In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, proper provision will be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person and its associates and affiliates (which will thereafter be void), will have the right to receive upon exercise, in lieu of Preferred Shares, that number of shares of common stock having a market value of two times an adjusted exercise price (the adjusted exercise price currently being $80) per Right (or, if such number of shares is not and cannot be authorized, the Company may issue preferred shares, cash, debt, stock or a combination thereof in exchange for the Rights).

In the event that the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold to an Acquiring Person, its associates or affiliates or certain other persons, proper provision will be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person and its associates and affiliates (which will thereafter be void), will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, in lieu of Preferred Shares, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times an adjusted exercise price (the adjusted exercise price currently being $80) per Right.

At any time after a person becomes an Acquiring Person and prior to the acquisition by such Acquiring Person of 50% or more of the outstanding Common Shares, the Company may exchange the Rights (other than Rights owned by such Acquiring Person or group which have become void), in whole or in part, at an exchange ratio of one share of common stock per Right (or, at the election of the Company, the Company may issue cash, debt, stock or a combination thereof in exchange for the Rights), subject to adjustment.

Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to a minimum preferential quarterly dividend payment of $1.00 but will be entitled to an aggregate dividend of 200 times the dividend declared per share of common stock. In the event of liquidation, the holders of the Preferred Shares would be entitled to a minimum preferential liquidation payment of $100.00 per share, but would be entitled to receive an aggregate payment equal to 200 times the payment made per share of common stock. Each Preferred Share will have 200 votes, voting together with the shares of common stock. Finally, in the event of any merger, consolidation or other transaction in which shares of common stock are exchanged, each Preferred Share will be entitled to receive 200 times the amount of consideration received per share of common stock. These rights are protected by customary anti-dilution provisions. The Preferred Shares would rank junior to any other series of the Company’s preferred stock.

At any time prior to the earlier of (i) such time that a person has become an Acquiring Person or (ii) the final expiration date under the Rights Plan, the Company may redeem all, but not less than all, of the outstanding Rights at a price of $0.005 per Right (the “Redemption Price”). The Rights may also be redeemed at certain other times as described in the Rights Plan. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

The Rights Plan and the terms of the Rights may be amended by the Board of Directors without the consent of the holders of the Rights, except that from and after such time as the rights are distributed no such amendment may adversely affect the interests of the holders of the Rights other than the interests of an Acquiring Person or its affiliates or associates.

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

Stockholder Vote Required and Board Recommendation

The affirmative vote of the holders of a majority of the votes cast at the annual meeting in person or by proxy will be required to ratify the Board’s approval of the Rights Plan.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF RATIFYING THE BOARD’S APPROVAL OF THE RIGHTS PLAN

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The goal of our compensation program is to improve our financial and operational performance and thereby increase value for our stockholders. Our compensation program is designed to provide certain fixed base salary compensation, to provide variable compensation linked to measures of our performance that contribute to increased value and to provide compensation in the form of equity to align the interests of our employees with those of our shareholders. Our compensation program for employees takes into account the following goals: enhancing shareholder value; enabling us to attract and retain top quality employees; rewarding successful performance and providing appropriate relative internal compensation balance among our employees.

Executive Compensation Component Summary

The major components of compensation for the executive officers listed in the Summary Compensation Table below (Messrs. LaPerch, Sokota, Jacquay, Datta, Jendras and Ciavarella), who are referred to herein as the named executive officers, are base salary, annual incentive bonuses and equity compensation. We believe that the compensation provided to our named executive officers is reasonable and not excessive.

In setting 2009 compensation for the named executive officers, we have considered many factors including the following:

(1)	our steadily improving performance in recent years, which we believe has and will result in increased value to our shareholders;
(2)	the significant experience and industry knowledge of our named executive officers and the demonstrated quality and effectiveness of their leadership; and
(3)	a significant portion of the overall 2009 compensation was represented by variable, performance-based pay.

We believe that the current combination of annual salary, benefits, incentive cash bonus, and equity compensation represents an appropriate mix of both short-term and long-term compensation for realizing our goals for compensation of the named executive officers.

Roles of the Compensation Committee and Management in the Compensation-Setting Process

Management plays a significant role in the compensation-setting process for the named executive officers (other than the Chief Executive Officer) by among other things, making recommendations to the Compensation Committee. However, the Compensation Committee approves the compensation for the named executive officers and retains complete discretion to accept, reject or modify any management recommendations. The most significant contributions by management to the compensation process are:

•	evaluating employee performance;
•	providing information to the Compensation Committee related to compensation to our employees;
•	providing input regarding the accounting, tax and legal impact of our compensation policies;
•	recommending business performance targets and objectives; and
•	recommending salary levels, bonus amounts and equity awards.

Both the Chief Executive Officer and the General Counsel work with the Compensation Committee Chairman to set the agenda for Compensation Committee meetings. Management also prepares supplemental information for each Compensation Committee meeting. Other than in executive sessions of the Compensation Committee, the Chief Executive Officer, General Counsel, the Chief Financial Officer and the Assistant Secretary typically participate in the meetings of the Compensation Committee. With respect to employees other than himself, the Chief Executive Officer often provides:

•	background information regarding our objectives;
•	his evaluation of the performance of our employees; and
•	compensation recommendations for our employees.

The Compensation Committee has the authority to retain outside compensation consultants to assist it in setting our compensation policies. In May 2008, the Compensation Committee retained Strategic Apex Group, LLC to provide advice with respect to certain compensation changes made in 2008. Other than providing such services to the Compensation Committee in 2008, Strategic Apex Group, LLC has not been retained to provide any other services to us.

Setting Named Executive Officer Compensation

In September 2008, the Company entered into new employment agreements with Mr. LaPerch, President and Chief Executive Officer, Mr. Sokota, Senior Vice-President, General Counsel, Secretary and Chief Administrative Officer, Mr. Datta, Senior Vice-President and Chief Technology Officer, Mr. Jacquay, Senior Vice-President, Sales and Marketing and Mr. Jendras, Senior Vice-President of Operations (the “September 2008 Employment Agreements”). In October 2008, the Company entered into a contract with Mr. Ciavarella on substantially the same terms as the September 2008 Employment Agreements with the other Senior Vice Presidents, except that he was paid $50,000 at the inception of the contract and had a different bonus target for 2008 (the “October 2008 Employment Agreement,” and together with the September 2008 Employment Agreements, the “2008 Employment Agreements”). Each of the 2008 Employment Agreements is for a term which ends November 16, 2011 with automatic extensions for an additional one-year period unless cancelled by the executive or the Company in writing at least 120 days prior to the end of the term. Each of the 2008 Employment Agreements provides for a base rate of compensation, which may increase (but cannot decrease) during the term of the contract, and provides for incentive cash bonus targets. Additionally, each executive officer will generally be entitled to the same benefits offered to the Company’s other executives. Each of the 2008 Employment Agreements provides for payment of severance and the provision of other benefits in connection with certain termination events, as provided below, and includes confidentiality, non-compete and assignment of intellectual property covenants by each of the executive officers.

The annual base salary for each of the named executive officers set forth in the 2008 Employment Agreements, other than the Chief Executive Officer, was recommended by the Chief Executive Officer to the Compensation Committee, after the Compensation Committee’s compensation consultant completed a study of the Company’s compensation levels and plans, which amounts were approved by the Compensation Committee. The Chief Executive Officer also recommended the 2009 annual incentive cash bonus amounts for named executive officers other than himself to the Compensation Committee, which amounts were approved by the Compensation Committee. The Compensation Committee sets the annual base salary and incentive cash bonus for the Chief Executive Officer.

The employment contracts in place until September 2008 for each named executive officer except Mr. Ciavarella (the “Prior Employment Agreements”) expired or terminated in September 2008.

The 2008 Employment Agreements provide that in the event that the applicable named executive officer’s employment is terminated prior to the end of the term of employment:

•	without “cause” (as defined therein) by the Company or for “good reason” (as defined therein) by the named executive officer, the named executive officer will be entitled to one year’s base salary, any accrued but unpaid base salary, earned but unpaid bonus, a pro-rated bonus for the year of termination (assuming 100% of the target is achieved), accrued paid time off and one year’s continuation of health and welfare benefits;

•	upon “disability” (as defined therein) or death, the named executive officer or his beneficiaries will be entitled to any accrued but unpaid base salary, earned but unpaid bonus, pro rated bonus for the year of termination (assuming 100% of the target is achieved), and accrued paid time off; or
•	for cause by the Company or without good reason by the named executive officer, the named executive officer will be entitled to any accrued but unpaid base salary, accrued paid time off and any accrued benefits under the Company’s health and welfare plans.

Base Salary

The base salaries provided to the named executive officers are intended to retain such executives and provide them with a firm base of compensation. Base salaries of the named executive officers are intended to relate to their corresponding level of authority, responsibilities, experience and past achievement. Base salaries are reviewed annually, but are not automatically increased if we believe that the existing base salary is appropriate or if other compensation is better suited to reward prior accomplishments.

Base salaries for the named executive officers were initially set in the 2008 Employment Agreements, and were increased effective March 15, 2010, with the exception of Mr. LaPerch’s and Mr. Sokota’s base salaries, which will remain at $550,000 and $315,000, respectively. The new base salaries are reflected below:

Name	Base Salary
Joseph P. Ciavarella	$321,000
John Jacquay	$310,000
Rajiv Datta	$302,000
Douglas Jendras	$290,000

Incentive Cash Bonus Program

The 2009 annual incentive cash bonus program for most U.S.-based employees was designed to incentivize employees towards the common goal of maximizing our earnings before interest, taxes, depreciation and amortization (“EBITDA”). A bonus pool calculation for U.S.-based employees was approved for various target levels of achieved adjusted U.S. EBITDA. Each adjusted U.S. EBITDA target level provided for a bonus percentage for each employment level tier. The bonus pool was determined by multiplying the applicable bonus percentages by the 2009 earnings of the eligible employees in each employee tier. An additional discretionary amount was also provided for achieving certain adjusted U.S. EBITDA targets. To calculate adjusted U.S. EBITDA, we added back to EBITDA certain non-recurring, non-operational and non-cash items, including share-based compensation expenses. These adjustments totaled $8.8 million in 2009. The applicable percentages and discretionary amount for the calculation of the bonus pool were determined based on our achieving adjusted U.S. EBITDA of $141.2 million, surpassing the adjusted U.S. EBITDA target in 2009 of $123.2 million. We believe that the achievement of the annual adjusted U.S. EBITDA target set in our annual business plan was the most appropriate target for the bonus pool given the important link between EBITDA and valuation in the telecommunications industry.

The 2008 Employment Agreements provide for a bonus target equal to 35% of the named executive officer’s base salary (or in the case of Mr. Jacquay, an annual cash bonus target of $250,000) in the event that the Company meets the targets set by the Compensation Committee. For 2009, the target set by the Compensation Committee was the achievement of $123.2 million in adjusted U.S. EBITDA. Amounts paid in excess of the amounts payable pursuant to the 2008 Employment Agreements are at the discretion of the Compensation Committee. All such amounts are included in the Summary Compensation Table below. Management makes the determination of bonus payments for the Company’s employees who are not named executive officers. Employees eligible to participate in our sales compensation plan were generally not eligible to participate in the incentive cash bonus program except to the extent that an employee served in both a sales and non-sales role.

In accordance with the Compensation Committee’s determination, incentive cash bonuses for 2009 for employees were paid on March 15, 2010. Payments to the named executive officers were as follows:

Name	Bonus
William G. LaPerch	$350,000
Joseph P. Ciavarella	$215,000
Robert Sokota	$215,000
John Jacquay	$350,000
Rajiv Datta	$225,000
Douglas Jendras	$215,000

In setting annual incentive bonus amounts for the named executive officers, the Compensation Committee considered a number of factors including the extent to which the named executive officer (a) contributed to the achievement of our financial goals; (b) assisted in completing or implementing new sales; (c) increased the level of customer satisfaction; (d) improved our operating and administrative performance; (e) helped us to achieve our strategic objectives; and (f) helped achieve other important Company goals. Pursuant to the 2008 Employment Agreements, target bonuses for Messrs. LaPerch, Ciavarella, Sokota, Datta and Jendras are set at 35% of base salary, and Mr. Jacquay’s target bonus is set at $250,000.

Our U.K.-based employees receive quarterly incentive cash bonuses based upon the achievement of quarterly adjusted U.K. EBITDA targets and other quantitative and qualitative factors. Incentive cash bonuses paid in the U.K. are approved by our senior management.

On March 1, 2010, the Compensation Committee approved our 2010 Bonus Plan (the “2010 Bonus Plan”). The 2010 Bonus Plan provides for the creation of an employee bonus pool for most U.S.-based employees based on the achievement in 2010 of certain adjusted U.S. EBITDA (domestic net earnings reduced for certain excess contract termination revenue and before interest, taxes, depreciation and amortization, adjusted for certain non-recurring, non-operational and non-cash items) targets established by the Compensation Committee. A base bonus pool has been set for achievement of $151.6 million in adjusted U.S. EBITDA (the “Base Bonus Target”). While the Base Bonus Target also serves as the bonus target for the named executive officers under the 2008 Employment Agreements, the Compensation Committee retains the right to pay such officers additional discretionary amounts. The base bonus pool will be increased in the event that we achieve adjusted U.S. EBITDA in excess of the Base Bonus Target and will be reduced in the event that we achieve adjusted U.S. EBITDA less than the Base Bonus Target in amounts set forth in the 2010 Bonus Plan. Bonus payments to employees from the bonus pool are generally discretionary except that in accordance with their employment agreements, each of the named executive officers is entitled to a bonus in the amount specified above upon the achievement of the Base Bonus Target. If the Base Bonus Target is not achieved, no bonus payments are required to be made to such executives. We believe that there is a reasonable possibility that we will achieve the Base Bonus Target in 2010.

Equity Compensation

We believe that the provision of equity compensation to our employees, whether by granting stock options or restricted stock units (i.e., an agreement to provide stock in the future) to employees helps to align the interests of our employees with those of our stockholders and to focus the employees on increasing value for our stockholders.

Pursuant to our 2003 Incentive Stock Option and Stock Unit Grant Plan (the “2003 Plan”), we granted certain restricted stock units and stock options to the employees and member of the Board of Directors of the Company through May 2008. Such grants included a grant of 40,000 restricted stock units to William LaPerch and 20,000 stock units to each of Rajiv Datta, John Jacquay, Douglas Jendras and Robert Sokota made on August 7, 2007, which restricted stock units vested on August 7, 2008 and the underlying shares were delivered on August 17, 2009.

On August 29, 2008, the Board of Directors of the Company approved our 2008 Equity Incentive Plan (the “2008 Plan”). The 2008 Plan will be administered by the Company’s Compensation Committee unless otherwise determined by the Board of Directors. Any employee, officer, director or consultant of the Company or subsidiary of the Company selected by the Compensation Committee is eligible to receive awards under the 2008 Plan. Stock options, restricted stock, restricted and unrestricted stock units and stock appreciation rights may be awarded to eligible participants on a stand alone, combination or tandem basis. 1,500,000 shares of the Company’s common stock were initially reserved for issuance pursuant to awards granted under the 2008 Plan in accordance with its terms. The number of shares available for grant and the terms of outstanding grants are subject to adjustment for stock splits, stock dividends and other capital adjustments as provided in the 2008 Plan.

On September 8, 2008, Mr. LaPerch was granted 100,000 restricted stock units, 30,000 of which vested on the first anniversary of the date of grant, 10,000 of which vest on the second anniversary of the date of grant and 60,000 of which vest on the third anniversary of the date of grant. Mr. LaPerch was also granted an additional 42,000 restricted stock units, which vest ratably in each of 2010, 2011 and 2012 based on the achievement of certain performance targets for fiscal years 2009, 2010 and 2011. The Compensation Committee established a number of quantitative and qualitative goals for Mr. LaPerch for 2009 to earn the initial 14,000 restricted stock units that were scheduled to vest and be delivered in March 2010. On March 1, 2010, the Compensation Committee determined that Mr. LaPerch had earned the 14,000 restricted stock units and the underlying shares were delivered to him on March 15, 2010. On March 9, 2010, the Compensation Committee set a number of quantitative and qualitative goals for Mr. LaPerch in 2010 against which his performance will be measured in determining whether he earns the 14,000 restricted stock units scheduled to vest in 2011. We believe there is a reasonable possibility that Mr. LaPerch will meet some or all of these goals for 2010. No goals have been set for the 14,000 restricted stock units scheduled to vest in 2012. On September 8, 2008, each of Messrs. Sokota, Jacquay, Datta, and Jendras was granted 70,000 restricted stock units, 21,000 of which vested on the first anniversary of the date of grant. 7,000 restricted stock units will vest on the second anniversary of the date of grant and 42,000 will vest on the third anniversary of the date of grant.

On October 27, 2008, in connection with executing his October 2008 Employment Agreement, Mr. Ciavarella was granted 70,000 restricted stock units, 21,000 of which vested on November 16, 2009. 7,000 restricted stock units will vest on November 15, 2010 and 42,000 on November 15, 2011.

Upon the occurrence of a termination of the named executive officers’ employment by the Company without cause or by the named executive officer for good reason or in the event of a change in control, or certain other events, all unvested restricted stock units granted to the named executive officers will vest.

On September 8, 2008, Messrs. Brodsky, Embler, Postma, Shorten and Subotnick were each granted 1,000 restricted stock units and options to purchase 2,000 shares of common stock. All such grants vested on the first anniversary of the date of grant.

On December 3, 2009, we granted to each outside director 3,000 restricted stock units, 40% of which will vest and the underlying shares will be delivered on November 16, 2010, and 60% of which will vest and the underlying shares will be delivered on November 16, 2011. The fair value of the each restricted stock unit is $59.30 per share, which was the closing price of our stock on the date of grant.

Benefits

We offer our named executive officers the same health and welfare benefit and disability plans that we offer to all our employees except that named executive officers are each provided with term life insurance providing for a death benefit of $1,000,000 and a term accidental death and dismemberment insurance (“AD&D”) benefit of $1,000,000 whereas most other employees receive group term and AD&D in smaller amounts as a multiple of base salary. We believe that this benefit provided to the named executive officers is reasonable and assists in retaining the named executive officers.

Perquisites

We do not believe that the provision of perquisites should play a significant role in the compensation of our employees. We provide very limited perquisites to the named executive officers, less than $10,000 in total in 2009. The only perquisite consisted of the payment for travel expenses of the spouse of Mr. LaPerch to attend a customer sponsored reception in California in March 2009 and a gross up to fund the taxes on such payment. We believed that the participation of Mr. LaPerch’s spouse was important for Mr. LaPerch’s participation at this customer event.

Severance

Severance amounts for named executive officers under the 2008 Employment Agreements are discussed below under “Potential Payments Upon Termination or Change-in-Control.” In the event of a termination without cause by the Company or termination for good reason by the named executive officer, the named executive officer would be entitled to one year’s base salary, a bonus relating to the portion of the year worked, any accrued but unpaid bonus from the prior year, salary through the date of termination, one year’s benefits and full vesting of unvested stock units.

We believe that the provision of these cash severance and accelerated vesting amounts upon the termination of the named executive officers’ employment is appropriate and we plan to continue to provide the same or similar benefits to our named executive officers in the future. We believe that offering these severance packages is necessary to be competitive in the industry and to attract and retain talented executives. Further, we believe that the provision of these severance amounts provide us greater ability to enforce any post-employment restrictions.

Post-Employment Restrictions

Pursuant to the 2008 Employment Agreements, Messrs. LaPerch, Sokota, Jacquay, Ciavarella, Datta and Jendras have agreed that they will not compete with us for six months following termination of their employment and will not solicit any employees or customers of ours in competition with us for one year following termination of their employment.

Stock Purchase and Sale Guidelines

In compliance with U.S. securities laws and regulations, our policies prohibit employees and directors from purchasing or selling our securities to third parties to the extent that they are in possession of material non-public information. Our policies contain other restriction on the purchase and sale of our securities by our employees to ensure compliance with applicable securities laws and regulations. We have no executive stock ownership guidelines for directors or executive officers.

Tax and Accounting Treatment of Compensation

Section 162(m) of the Internal Revenue Code of 1986 limits the U.S. federal income tax deductibility of certain annual compensation payments in excess of $1 million to a company’s chief executive officer or to any of its four other most highly compensated executive officers. The compensation earned by each of our senior executive officers in 2009 exceeded the $1 million threshold under Section 162(m) and in the aggregate approximately $15.4 million in deductions will be disallowed under Section 162(m). While these disallowed expenses will impact our net operating loss carryforwards, due to the built-in loss associated with certain depreciation deductions and net operating losses, the disallowance of these expense deductions will not materially impact our overall tax position in the near term.

Summary Compensation Table

The following summary compensation table sets forth information concerning the annual and long-term compensation earned by our named executive officers during the years ended December 31, 2009, 2008 and 2007.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)		Non-Equity Incentive Plan Compensation(1)	All Other Compensation ($)		Total ($)
William G. LaPerch, President and Chief Executive Officer	2009	$550,000	$157,500	$280,000	(3)	$192,500	$19,575	(4)	$1,199,575
	2008	516,667	275,000	3,000,000		—	21,961	(5)	3,813,628
	2007	500,000	225,000	1,650,000		—	19,717	(6)	2,394,717
Joseph P. Ciavarella Senior Vice President and Chief Financial Officer	2009	315,000	104,750	—		110,250	19,402	(7)	549,402
	2008	58,557	175,000	1,365,000		—	577,371	(8)	2,175,928
	2007	—	—	—		—	—		—
Robert Sokota, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary	2009	315,000	104,750	—		110,250	17,341	(9)	547,341
	2008	315,000	225,000	2,100,000		—	17,207	(10)	2,657,207
	2007	315,000	175,000	825,000		—	17,023	(11)	1,332,023

John Jacquay Senior Vice President, Sales & Marketing	2009	300,000	100,000	—		250,000	13,538	(12)	663,538
	2008	293,333	125,000	2,100,000		225,000	17,305	(13)	2,760,638
	2007	290,000	150,000	825,000		225,000	18,137	(14)	1,508,137
Rajiv Datta Senior Vice President Chief Technology Officer	2009	290,000	123,500	—		101,500	17,820	(15)	532,820
	2008	284,767	225,000	2,100,000		—	17,758	(16)	2,627,525
	2007	277,875	175,000	825,000		—	16,912	(17)	1,294,787
Douglas Jendras Senior Vice President, Operations	2009	280,000	117,000	—		98,000	17,837	(18)	512,837
	2008	268,763	225,000	2,100,000		—	19,632	(19)	2,613,395
	2007	260,662	175,000	825,000		—	16,831	(20)	1,277,493

(1)	The amounts reflected in the ‘Non-Equity Incentive Plan Compensation’ column represent the contractual amounts earned by the named executive officers based upon the terms of the 2008 Employment Agreements and achievement of 100% of the Company’s 2009 bonus target. The amounts reflected in the ‘Bonus’ column for 2009 represent discretionary amounts approved by the Compensation Committee. In 2008 and 2007, all bonuses paid to the names executive officers were discretionary except for $225,000 per year paid to Mr. Jacquay, pursuant to his employment contract, based upon the achievement of applicable Company bonus targets.
(2)	The amounts in this column reflect the aggregate grant date fair value of restricted stock units granted to the named executive officers computed in accordance with FASB ASC Topic 718. See Note 12, “Stock-Based Compensation,” to our consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 for a discussion of the assumptions made in the valuation of the restricted stock unit awards. In 2009, the SEC changed the method by which stock-based compensation is to be reported for our named executive officers and directors. The amounts reflected for 2007 and 2008 have been modified to conform to this change.
(3)	Represents the fair value of the 2009 tranche (14,000) of 42,000 performance-based restricted stock units granted to Mr. LaPerch on September 8, 2008, which were subject to the attainment of certain performance metrics established March 11, 2009 with respect to fiscal 2009. On March 1, 2010, the Compensation Committee determined that Mr. LaPerch met these performance metrics. Such amount excludes the fair value of the balance of the grant for which performance metrics were established on March 9, 2010 for fiscal 2010 and for which performance metrics have not been established for fiscal 2011.

(4)	Includes health and welfare benefits of $13,317, life insurance premiums of $2,766, disability premiums of $742, and 401(k) match of $2,750.
(5)	Includes health and welfare benefits of $12,755, life insurance premiums of $2,474, disability premiums of $948, 401(k) match of $2,750 and other of $3,034.
(6)	Includes health and welfare benefits of $12,539, life insurance premiums of $2,891, disability premiums of $1,014, 401(k) match of $2,250 and other of $1,023.
(7)	Includes health and welfare benefits of $13,348, life insurance premiums of $2,562, disability premiums of $742, and 401(k) match of $2,750.
(8)	Includes consulting fees of $574,524, health and welfare benefits of $2,155, life insurance premiums of $567 and disability premiums of $125. In 2007, Mr. Ciavarella received $244,693 for his services as a financial consultant but was not a named executive officer during that year.
(9)	Includes health and welfare benefits of $13,102, life insurance premiums of $1,309, disability premiums of $180, and 401(k) match of $2,750.
(10)	Includes health and welfare benefits of $12,518, life insurance premiums of $1,366, disability premiums of $270, 401(k) match of $2,750 and other of $303.
(11)	Includes health and welfare benefits of $12,295 life insurance premiums of $1,185, disability premiums of $300, 401(k) match of $2,250 and other of $993.
(12)	Includes health and welfare benefits of $9,399, life insurance premiums of $3,397, and disability premiums of $742.
(13)	Includes health and welfare benefits of $10,474, life insurance premiums of $3,946, disability premiums of $935, and other of $1,950.
(14)	Includes health and welfare benefits of $12,539, life insurance premiums of $3,448, disability premiums of $997, and other of $1,153.
(15)	Includes health and welfare benefits of $13,347, life insurance premiums of $993, disability premiums of $730, and 401(k) match of $2,750.
(16)	Includes health and welfare benefits of $12,763, life insurance premiums of $1,020, disability premiums of $922, 401(k) match of $2,750 and other of $303.
(17)	Includes health and welfare benefits of $12,546, life insurance premiums of $1,015, disability premiums of $951, 401(k) match of $2,250 and other of $150.
(18)	Includes health and welfare benefits of $13,275, life insurance premiums of $1,096, disability premiums of $716, and 401(k) match of $2,750.
(19)	Includes health and welfare benefits of $13,237, life insurance premiums of $1,156, disability premiums of $894, 401(k) match of $2,688 and other of $1,657.
(20)	Includes health and welfare benefits of $12,450, life insurance premiums of $1,049, disability premiums of $932, 401(k) match of $2,250 and other of $150.

Grants of Plan-Based Awards

We did not make any grants of restricted stock units or other equity-based compensation under our 2008 Plan to our named executive officers during the year ended December 31, 2009. We made three year grants to our named executive officers in 2008, which were designed to compensate them for contributions over the three year vesting period and to provide incentives to these individuals and to encourage continued service.

The following table presents information concerning non-equity incentive plan awards granted to each of our named executive officers during the year ended December 31, 2009.

2009 Grants of Plan-Based Awards
Estimated Possible Payouts Under Non-Equity Incentive Plan Awards
Named Executive Officer	Target ($)(*)
William G. LaPerch	$192,500
Joseph P. Ciavarella	$110,250
Robert Sokota	$110,250
John Jacquay	$250,000
Rajiv Datta	$101,500
Douglas Jendras	$98,000

(*)	The amounts reported were paid to the named executive officers based on the terms of the 2008 Employment Agreements and the Company’s achievement of the 2009 bonus target. The 2008 Employment Agreements did not provide for thresholds or maximum payments. Accordingly, only target amounts are listed. See “Incentive Cash Bonus Program,” above for further information on these payments.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information concerning stock options and stock awards held by the named executive officers at December 31, 2009. With respect to Mr. LaPerch, this table includes 42,000 restricted stock units granted to him, which vest ratably in 2010, 2011 and 2012 based upon the achievement of certain performance targets for fiscal years 2009, 2010 and 2011. All of the options to purchase common stock and restricted stock units described below were granted pursuant to either the 2003 Plan or the 2008 Plan.

	Option Awards	Stock Awards
Name	Number of Securities Underlying Unexercised Options or Undelivered Restricted Stock Units (#) Exercisable	Number of Options or Restricted Stock Units That Have Not Vested (#)		Market Value of Shares or Stock Units That Have Not Vested ($)(1)
William G. LaPerch	—	112,000	(2)	$7,284,480
Joseph P. Ciavarella	—	49,000	(3)	$3,186,960
Robert Sokota	—	49,000	(4)	$3,186,960
John Jacquay	—	49,000	(4)	$3,186,960
Rajiv Datta	1,275	49,000	(4)	$3,186,960
Douglas Jendras	—	49,000	(4)	$3,186,960

(1)	The corresponding market values are based on the closing price ($65.04) of our common stock on December 31, 2009.

(2)	Represents the unvested restricted stock units associated with an original grant of 100,000 restricted stock units on September 8, 2008. 30% vested on November 16, 2009, 10% are scheduled to vest on November 15, 2010 and 60% are scheduled to vest on November 15, 2011 and 42,000 restricted stock units which vest ratably in 2010, 2011 and 2012 based upon the achievement of certain performance targets for fiscal years 2009, 2010 and 2011. On March 1, 2010, the Compensation Committee approved the vesting of 14,000 of Mr. LaPerch’s performance stock units. The underlying shares were delivered on March 15, 2010.
(3)	Represent the unvested restricted stock units associated with an original grant of 70,000 restricted stock units on October 27, 2008. 30% vested on November 16, 2009, 10% are scheduled to vest on November 15, 2010 and 60% are scheduled to vest on November 15, 2011.
(4)	Represents the unvested restricted stock units associated with an original grant of 70,000 restricted stock units on September 8, 2008. 30% vested on November 16, 2009, 10% are scheduled to vest on November 15, 2010 and 60% are schedule to vest on November 15, 2011.

Option Exercises and Stock Vested In Fiscal 2009

The following table provides information for the named executive officers with respect to the delivery of shares underlying restricted stock units in 2009 and stock option exercises during 2009, including the number of shares acquired upon exercise and the value realized, before payment of any applicable withholding tax and broker commissions:

	Option Awards		Stock Awards
Named Executive Officer	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)	Number of Shares Acquired on Delivery	Value Realized on Delivery(2)
William G. LaPerch	40,000	$1,026,790	70,000	$3,566,300
Joseph P. Ciavarella	—	$—	21,000	$1,195,110
Robert Sokota	33,000	$1,317,843	41,000	$2,124,610
John Jacquay	64,000	$1,791,534	41,000	$2,124,610
Rajiv Datta	26,885	$944,575	41,000	$2,124,610
Douglas Jendras	28,160	$1,060,902	41,000	$2,124,610

(1)	The value realized on exercise is calculated as the difference between the actual sales price of the shares underlying the options exercised and the applicable exercise price of those options.
(2)	The value realized on delivery is calculated based on the closing price of the underlying stock on the New York Stock Exchange on the delivery date.

Pension Benefits — Fiscal 2009

There were no pension benefits earned by the Company’s named executive officers in the year ended December 31, 2009.

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

The Company does not have any nonqualified defined contribution or other nonqualified deferred compensation plans covering its named executive officers.

Potential Payments Upon Termination or Change-in-Control

The below tables reflect payments to be made upon termination or change in control based upon the September 2008 Employment Agreements and the October 2008 Employment Agreement. Such amounts exclude potential payments pursuant to stock options and restricted stock units vested prior to December 31, 2009.

William G. LaPerch

The following table shows the potential payments upon termination or a change-in-control of the Company for William G. LaPerch, the Company’s President, Chief Executive Officer, and member of the Company’s Board of Directors, as if such termination took place on December 31, 2009.

Executive Benefits and Payments Upon Separation	Expiration of Employment Agreement ($)		Voluntary Termination on 12/31/09 ($)		For Cause Termination on 12/31/09 ($)		Without Cause Termination on 12/31/09 ($)		Change-in-Control and Termination on 12/31/09 ($)		Disability on 12/31/09 ($)		Death on 12/31/09 ($)
Compensation:
Cash Severance – Salary and Bonus	$—		$—		$—		$742,500	(1)	$742,500	(1)	$192,500		$192,500
Stock Options	—		—		—		—		—		—		—
Restricted Stock(2)	—		—		—		7,284,480		7,284,480		7,284,480		7,284,480
Benefits and Perquisites	43,364	(4)	43,364	(4)	43,364	(4)	57,423	(3)	57,423	(3)	43,364	(4)	43,364	(4)
Life Insurance	—		—		—		2,766	(5)	2,766	(5)	—		1,000,000	(6)
Total	$43,364		$43,364		$43,364		$8,087,169		$8,087,169		$7,520,344		$8,520,344

(1)	Represents one year of severance at Mr. LaPerch’s annual base salary pursuant to the September 2008 Employment Agreements, plus his 2009 bonus at the bonus rate (35% of base salary or $192,500) assuming 100% of the annual bonus target was satisfied.
(2)	Pursuant to the terms of both the September 8, 2008 stock unit agreement and the performance-based stock unit agreement, Mr. LaPerch’s unvested restricted stock units would become 100% vested if he was terminated without cause or for disability or death or upon a change-in-control. The shares underlying the restricted stock units have been valued in the above table using the December 31, 2009 closing market price of our common stock of $65.04 per share ($65.04 × 112,000 shares = $7,284,480 at 100% vesting).
(3)	Represents health and welfare benefits for 12 months and accrued paid time off.
(4)	Represents accrued paid time off.
(5)	Represents payment of life insurance premium.
(6)	Upon his death, Mr. LaPerch’s beneficiary would receive the proceeds of a $1,000,000 life insurance policy.

Joseph P. Ciavarella

The following table shows the potential payments upon termination or a change-in-control of the Company for Joseph P. Ciavarella the Company’s Senior Vice President and Chief Financial Officer, as if such termination had taken place on December 31, 2009.

Executive Benefits and Payments Upon Separation	Expiration of Employment Agreement ($)		Voluntary Termination on 12/31/09 ($)		For Cause Termination on 12/31/09 ($)		Without Cause Termination on 12/31/09 ($)		Change-in-Control and Termination on 12/31/09 ($)		Disability on 12/31/09 ($)		Death on 12/31/09 ($)
Compensation:
Cash Severance – Salary and Bonus	$—		$—		$—		$425,250	(1)	$425,250	(1)	$110,250		$110,250
Stock Options	—		—		—		—		—		—		—
Restricted Stock(2)	—		—		—		3,186,960		3,186,960		3,186,960		3,186,960
Benefits and Perquisites	20,595	(4)	20,595	(4)	20,595	(4)	34,685	(3)	34,685	(3)	20,595	(4)	20,595	(4)
Life Insurance	—		—		—		2,562	(5)	2,562	(5)	—		1,000,000	(6)
Total	$20,595		$20,595		$20,595		$3,649,457		$3,649,457		$3,317,805		$4,317,805

(1)	Represents one year of severance at Mr. Ciavarella’s annual base salary pursuant to his October 2008 Employment Agreement, plus his 2009 bonus at the bonus rate (35% of base salary or $110,250) assuming 100% of the annual bonus target was satisfied.

(2)	Pursuant to the terms of the stock unit agreement, Mr. Ciavarella’s unvested restricted stock units would become 100% vested if he was terminated without cause or for disability or death or upon a change-in-control. The shares underlying the restricted stock units have been valued in the above table using the December 31, 2009 closing market price of our common stock of $65.04 per share ($65.04 × 49,000 shares = $3,186,960 at 100% vesting).
(3)	Represents health and welfare benefits for 12 months and accrued paid time off.
(4)	Represents accrued paid time off.
(5)	Represents payment of life insurance premium.
(6)	Upon his death, Mr. Ciavarella’s beneficiary would receive the proceeds of a $1,000,000 life insurance policy.

Robert Sokota

The following table shows the potential payments upon termination or a change-in-control of the Company for Robert Sokota, the Company’s Senior Vice President, General Counsel and Chief Administrative Officer, as if such termination had taken place on December 31, 2009.

Executive Benefits and Payments Upon Separation	Expiration of Employment Agreement ($)		Voluntary Termination on 12/31/09 ($)		For Cause Termination on 12/31/09 ($)		Without Cause Termination on 12/31/09 ($)		Change-in-Control and Termination on 12/31/09 ($)		Disability on 12/31/09 ($)		Death on 12/31/09 ($)
Compensation:
Cash Severance – Salary and Bonus	$—		$—		$—		$425,250	(1)	$425,250	(1)	$110,250		$110,250
Stock Options	—		—		—		—		—		—		—
Restricted Stock(2)	—		—		—		3,186,960		3,186,960		3,186,960		3,186,960
Benefits and Perquisites	8,481	(4)	8,481	(4)	8,481	(4)	21,763	(3)	21,763	(3)	8,481	(4)	8,481	(4)
Life Insurance	—		—		—		1,309	(5)	1,309	(5)	—		1,000,000	(6)
Total	$8,481		$8,481		$8,481		$3,635,282		$3,635,282		$3,305,691		$4,305,691

(1)	Represents one year of severance at Mr. Sokota’s annual base salary pursuant to the September 2008 Employment Agreements, plus his 2009 bonus at the bonus rate (35% of base salary or $110,250) assuming 100% of the annual bonus target was satisfied.
(2)	Pursuant to the terms of the stock unit agreement, Mr. Sokota’s unvested restricted stock units would become 100% vested if he was terminated without cause or for disability or death or upon a change-in-control. The shares underlying the restricted stock units have been valued in the above table using the December 31, 2009 closing market price of our common stock of $65.04 per share (65.04 × 49,000 shares = $3,186,960 at 100% vesting).
(3)	Represents health and welfare benefits for 12 months and accrued paid time off.
(4)	Represents accrued paid time off.
(5)	Represents payment of life insurance premium.
(6)	Upon his death, Mr. Sokota’s beneficiary would receive the proceeds of a $1,000,000 life insurance policy.

John Jacquay

The following table shows the potential payments upon termination or a change-in-control of the Company for John Jacquay, the Company’s Senior Vice President, Sales and Marketing, as if such termination had taken place on December 31, 2009.

Executive Benefits and Payments Upon Separation	Expiration of Employment Agreement ($)		Voluntary Termination on 12/31/09 ($)		For Cause Termination on 12/31/09 ($)		Without Cause Termination on 12/31/09 ($)		Change-in-Control and Termination on 12/31/09 ($)		Disability on 12/31/09 ($)		Death on 12/31/09 ($)
Compensation:
Cash Severance – Salary and Bonus	$—		$—		$—		$550,000	(1)	$550,000	(1)	$250,000		$250,000
Stock Options	—		—		—		—		—		—		—
Restricted Stock(2)	—		—		—		3,186,960		3,186,960		3,186,960		3,186,960
Benefits and Perquisites	9,230	(4)	9,230	(4)	9,230	(4)	19,371	(3)	19,371	(3)	9,230	(4)	9,230	(4)
Life Insurance	—		—		—		3,397	(5)	3,397	(5)	—		1,000,000	(6)
Total	$9,230		$9,230		$9,230		$3,759,728		$3,759,728		$3,446,190		$4,446,190

(1)	Represents one year of severance at Mr. Jacquay’s annual base salary pursuant to the September 2008 Employment Agreements, plus his 2009 bonus at the annual cash bonus target of $250,000 assuming 100% of the annual bonus target was satisfied.
(2)	Pursuant to the terms of the stock unit agreement, Mr. Jacquay’s unvested restricted stock units would become 100% vested if he was terminated without cause or for disability or death or upon a change-in-control. The shares underlying the restricted stock units have been valued in the above table using the December 31, 2009 closing market price of our common stock of $65.04 per share ($65.04 × 49,000 shares = $3,186,960 at 100% vesting).
(3)	Represents health and welfare benefits for 12 months and accrued paid time off.
(4)	Represents accrued paid time off.
(5)	Represents payment of life insurance premium.
(6)	Upon his death, Mr. Jacquay’s beneficiary would receive the proceeds of a $1,000,000 life insurance policy.

Rajiv Datta

The following table shows the potential payments upon termination or a change-in-control of the Company for Rajiv Datta, the Company’s Senior Vice President and Chief Technology Officer, as if such termination had taken place on December 31, 2009.

Executive Benefits and Payments Upon Separation	Expiration of Employment Agreement ($)		Voluntary Termination on 12/31/09 ($)		For Cause Termination on 12/31/09 ($)		Without Cause Termination on 12/31/09 ($)		Change-in-Control and Termination on 12/31/09 ($)		Disability on 12/31/09 ($)		Death on 12/31/09 ($)
Compensation:
Cash Severance – Salary and Bonus	$—		$—		$—		$391,500	(1)	$391,500	(1)	$101,500		$101,500
Stock Options	—		—		—		—		—		—		—
Restricted Stock(2)	—		—		—		3,186,960		3,186,960		3,186,960		3,186,960
Benefits and Perquisites	10,038	(4)	10,038	(4)	10,038	(4)	24,115	(3)	24,115	(3)	10,038	(4)	10,038	(4)
Life Insurance	—		—		—		993	(5)	993	(5)	—		1,000,000	(6)
Total	$10,038		$10,038		$10,038		$3,603,568		$3,603,568		$3,298,498		$4,298,498

(1)	Represents one year of severance at Mr. Datta’s annual base salary pursuant to the September 2008 Employment Agreement, plus his 2009 bonus at the bonus rate (35% of base salary or $101,500) assuming 100% of the annual bonus target was satisfied.
(2)	Pursuant to the terms of the stock unit agreement, Mr. Datta’s unvested restricted stock units would become 100% vested if he was terminated without cause or for disability or death or upon a change-in-control. The shares underlying the restricted stock units have been valued in the above table using the

December 31, 2009 closing market price of our common stock of $65.04 per share ($65.04 × 49,000 shares = $3,186,960 at 100% vesting).
(3)	Represents health and welfare benefits for 12 months and accrued paid time off.
(4)	Represents accrued paid time off.
(5)	Represents payment of life insurance premium.
(6)	Upon his death, Mr. Datta’s beneficiary would receive the proceeds of a $1,000,000 life insurance policy.

Douglas Jendras

The following table shows the potential payments upon termination or a change-in-control of the Company for Douglas Jendras, the Company’s Senior Vice President, Operations, as if such termination had taken place on December 31, 2009.

Executive Benefits and Payments Upon Separation	Expiration of Employment Agreement ($)	Voluntary Termination on 12/31/09 ($)	For Cause Termination on 12/31/09 ($)	Without Cause Termination on 12/31/09 ($)		Change-in-Control and Termination on 12/31/09 ($)		Disability on 12/31/09 ($)	Death on 12/31/09 ($)
Compensation:
Cash Severance – Salary and Bonus	$—	$—	$—	$378,000	(1)	$378,000	(1)	$98,000	$98,000
Stock Options	—	—	—	—		—		—	—
Restricted Stock(2)	—	—	—	3,186,960		3,186,960		3,186,960	3,186,960
Benefits and Perquisites	—	—	—	13,991	(3)	13,991	(3)	—	—
Life Insurance	—	—	—	1,096	(4)	1,096	(4)	—	1,000,000	(5)
Total	$—	$—	$—	$3,580,047		$3,580,047		$3,284,960	$4,284,960

(1)	Represents one year of severance at Mr. Jendras’ annual base salary pursuant to the September 2008 Employment Agreement, plus his 2009 bonus at the bonus rate (35% of base salary or $98,000) assuming 100% of the annual bonus target was satisfied.
(2)	Pursuant to the terms of the stock unit agreement, Mr. Jendras’ unvested restricted stock units would become 100% vested if he was terminated without cause or for disability or death or upon a change-in-control. The shares underlying the restricted stock units have been valued in the above table using the December 31, 2009 closing market price of our common stock of $65.04 per share ($65.04 × 49,000 shares = $3,186,960 at 100% vesting).
(3)	Represents health and welfare benefits for 12 months.
(4)	Represents payment of life insurance premium.
(5)	Upon his death, Mr. Jendras’ beneficiary would receive the proceeds of a $1,000,000 life insurance policy.

Director Compensation

The Company uses a combination of cash and stock-based incentive compensation to retain qualified candidates to serve on the Board. In setting director compensation, the Company considers the significant amount of time that directors expend in fulfilling their duties to the Company, as well as the skill-level required by the Company of members of the Board.

Non-employee members of the Board are entitled to receive an annual retainer fee of $60,000, payable quarterly in arrears. In addition, the Chairman of the Board receives an additional annual retainer of $30,000 and the Chairman of the Audit Committee receives an additional annual retainer of $10,000, both payable quarterly in arrears. Non-employee members of the Board are entitled to a $2,500 meeting fee for every Board or committee meeting attended in person and for every telephonic meeting exceeding one hour. Members receive a meeting fee of $500 for every telephonic Board or committee meeting that is less than one hour. The Chairman of the Strategy Committee is entitled to an annual retainer of $80,000 payable quarterly in arrears.

Directors are also reimbursed for reasonable expenses incurred in their service as directors. Directors who are employees of the Company receive no additional compensation for their service as directors of the Company.

Until his departure from FMA on April 30, 2009, Mr. Embler contributed all of his director’s fees received to the funds managed by FMA holding Company securities.

Director Summary Compensation Table

The following table summarizes the compensation paid to our non-employee directors for the fiscal year ended December 31, 2009:

Name	Fees Earned or Paid in Cash($)(1)		Stock Awards ($)(2)	Total ($)
Jeffrey A. Brodsky	$132,500	(3)	$161,700	$294,200
Michael J. Embler	82,500	(4)	161,700	244,200
Richard Postma	96,000		161,700	257,700
Richard Shorten, Jr.	175,500	(5)	161,700	337,200
Stuart Subotnick	86,000		161,700	247,700
	$572,500		$808,500	$1,381,000

(1)	Includes $60,000 annual service retainer plus meeting attendance fees.
(2)	The amounts in this column reflect the aggregate grant date fair value of restricted stock units granted to the directors on December 3, 2009, computed in accordance with FASB ASC Topic 718. See Note 12, “Stock-Based Compensation,” to our consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 for a discussion of the assumptions made in the valuation of the restricted stock unit awards. Excludes the compensation associated with 14,000 restricted stock units granted August 7, 2007, which vested on August 7, 2008 and were delivered on August 17, 2009 and 1,000 restricted stock units, which were granted September 8, 2008, which vested on September 8, 2009 and were delivered November 16, 2009 and 2,000 options to purchase shares of common stock, which were granted September 8, 2008 and vested on September 8, 2009.
(3)	Includes $30,000 for services performed as Chairman of the Board and $10,000 for services performed as Chairman of the Audit Committee.
(4)	In accordance with FMA’s internal policy, prior to the termination of Mr. Embler’s employment with FMA, Mr. Embler was required to distribute to the funds managed by FMA that held our securities all cash and non-cash compensation paid to Mr. Embler in connection with his service as a director when such cash and non-cash compensation (including any cash proceeds from non-cash compensation) became available. Of the amount reflected in the table, $26,000 was paid to these funds and $56,500 was retained by Mr. Embler.
(5)	Includes $80,000 for services performed as Chairman of the Strategy Committee.

The above table excludes reimbursements for Board-related expenses totaling $4,073.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

If you are a beneficial owner, but not the record holder, of Company shares, your broker, bank or other nominee may deliver only one copy of this proxy statement and the annual report to multiple stockholders who share an address unless that nominee or the Company has received contrary instructions from one or more of the stockholders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement and the annual report to a stockholder at a shared address to which a single copy of the document was delivered. A stockholder who wishes to receive a separate copy of our proxy statements and annual reports, now or in the future, should submit a written request to the Company at 360 Hamilton Avenue, White Plains, NY 10601, Attn: Secretary or contact our Secretary at (914) 421-6700. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and annual reports and wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and other reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file at the SEC’s public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov. You may also visit us at www.above.net. The references in this proxy statement to our website are text references only. The information on, or accessible through, our website is not part of this proxy statement and should not be relied upon in connection with your voting decisions.

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 is available through the “Investors — SEC Filings” section of our website at www.above.net. A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 may also be obtained, without charge, by submitting a written request to the Company at 360 Hamilton Avenue, White Plains, New York 10601, Attn: Secretary.

May 14, 2010

APPENDIX A

FORM OF CERTIFICATE OF AMENDMENT
OF THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
ABOVENET, INC.

AboveNet, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

1.  The name of the Corporation is AboveNet, Inc.

2.  The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting the first sentence of Article Fourth thereof and inserting in lieu thereof the following new first sentence of Article Fourth:

FOURTH:  The total number of shares of all classes of stock which the Corporation shall have authority to issue is 210,000,000, of which 10,000,000 are to be shares of preferred stock (“Preferred Stock”), par value $.01 per share, and 200,000,000 are to be shares of common stock (“Common Stock”), par value $.01 per share.

3.  The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4.  The foregoing amendment shall be effective upon filing with the Secretary of State of the State of Delaware.

[Signature page follows]

A-1

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by , its , on the  day of , 2010.

ABOVENET, INC.
By:
Name: Title:

A-2

APPENDIX B

ABOVENET, INC.

2010 EMPLOYEE STOCK PURCHASE PLAN

1.	Purpose

The AboveNet, Inc. 2010 Employee Stock Purchase Plan (the “Plan”) is intended to provide a method whereby employees of AboveNet, Inc. (the “Company”) and its Designated Subsidiaries will have an opportunity to acquire a proprietary interest in the Company by the purchase of shares of the Company’s Common Stock to be funded through payroll deductions. The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). The provisions of the Plan shall, accordingly, be construed in a manner consistent with the requirements of that Section of the Code and applicable guidance and regulations issued thereunder.

2.	Eligible Employees
(a)	All Employees of the Company and any of its Designated Subsidiaries (each such entity being referred to as a “Participating Employer”) who have completed at least ninety (90) days of employment with a Participating Employer on or before the first day of the applicable Offering Period (as defined in Section 4 below) shall be eligible to receive Options under this Plan to purchase the Company’s Common Stock.
(b)	Notwithstanding the foregoing, the following Employees shall not be eligible to participate in the Plan or any Offering under the Plan, as applicable:
(i)	any Employee who, immediately after the Option is granted, would own Common Stock and/or outstanding options to purchase Common Stock possessing five (5%) percent or more of the total combined voting power or value of all classes of stock of the Company or of its parent corporation or subsidiary corporation as the terms “parent corporation” and “subsidiary corporation” are defined in Sections 424(e) and (f) of the Code. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply and stock that an Employee may purchase under outstanding options shall be treated as stock owned by the Employee; and
(ii)	any officers of the Company or its Designated Subsidiaries subject to the disclosure requirements of Section 16(a) of the Securities Exchange Act of 1934, provided the exclusion is applied in an identical manner to all such officers; and
(iii)	employees who are citizens or residents of a foreign jurisdiction if the grant of an Option under the Plan or an Offering to such individual is prohibited under the laws of the foreign jurisdiction; or compliance with the laws of the foreign jurisdiction would cause the Plan or Offering to violate the requirements of Section 423 of the Code.
3.	Stock Subject to the Plan

The stock available for purchase hereunder shall be shares of the Company’s authorized but unissued Common Stock or Common Stock reacquired by the Company, including shares repurchased by the Company in the open market. The aggregate number of shares that may be issued pursuant to the Plan is 300,000, subject to increase or decrease by reason of stock split-ups, reclassifications, stock dividends, and the like. If the number of shares of Common Stock reserved and available for any Offering Period (as defined below) is insufficient to satisfy all purchase requirements for that Offering Period, the reserved and available shares for that Offering Period shall be apportioned among Participants in proportion to their Options. If any Options granted under the Plan shall for any reason terminate without having been exercised, the shares of Common Stock not purchased under such Option shall again become available for issuance under the Plan.

4.	Offering Periods and Options
(a)	While the Plan is in effect, one offering period during which payroll deductions will be accumulated under the Plan (the “Offering Period”) shall commence in each calendar year, unless otherwise determined by the Committee. The Offering Period shall commence on January 16 and end on the following November 15, provided that, in 2010, the Offering Period shall commence on September 1, 2010 and end on November 15, 2010. The Committee may in its sole and absolute discretion provide for additional, fewer or other Offering Periods, provided that no Offering Period shall exceed twenty-seven (27) months or violate any other limitation imposed by Section 423 of the Code. The Offering Commencement Date is the first day of each Offering Period. The Offering Termination Date the last business day of the Offering Period.
(b)	On each Offering Commencement Date, the Company will grant to each Eligible Employee who is then a Participant in the Plan an Option to purchase on the Offering Termination Date at the Option Exercise Price, as provided in this paragraph (b), that number of whole shares of Common Stock reserved for the purpose of the Plan which his or her accumulated payroll deductions determined on the Offering Termination Date (including any amount carried forward pursuant to Section 8 hereof) will purchase at the Option Exercise Price; provided that such Employee remains eligible to participate in the Plan throughout such Offering Period. The Option Exercise Price for each Offering Period shall be eighty-five percent (85%) of the Fair Market Value of the Common Stock on (i) the Offering Commencement Date or (ii) the Offering Termination Date, whichever is lower. In the event of an increase or decrease in the number of outstanding shares of Common Stock through stock split-ups, reclassifications, stock dividends, and the like, an appropriate adjustment shall be made in accordance with the provisions of Section 23.
(c)	For purposes of this Plan, the term “Fair Market Value” on any date means, if the Common Stock is listed on a national securities exchange, the closing price of the Common Stock on such date on such exchange or, if the Common Stock is traded in the over-the-counter securities market and reported on the over-the-counter bulletin board market (“OTCBB”), the closing price for such shares on the OTCBB. If no shares of Common Stock are traded on the Offering Commencement Date and/or the Offering Termination Date, the Fair Market Value will be determined by taking the closing price on the immediately preceding business day on which shares of Common Stock are traded.
(d)	For Purposes of this Plan the term “business day” as used herein means a day on which there is trading on the national securities exchange on which the Common Stock is listed.
(e)	No Employee shall be granted an option that permits his right to purchase Common Stock under the Plan and any other Section 423 plans of the Company or any parent or subsidiary corporations to accrue at a rate that exceeds $25,000 of Fair Market Value of such stock (determined as of the Offering Commencement Date) for each calendar year in which such option is outstanding at any time. The preceding sentence shall comply, and be construed in accordance, with Section 423(b)(8) of the Code and regulations issued thereunder.
(f)	Except as otherwise provided in applicable regulations or other applicable guidance, all Employees granted Options under the Plan shall have the same rights and privileges with respect to such Options. The provisions applicable to one Option under an Offering (such as the provisions relating to the method of payment for the Common Stock and the determination of the Option Exercise Price) must apply to all other Options under the Offering in the same manner.
5.	Exercise of Option

Each Eligible Employee who continues to be a Participant in the Plan on the Offering Termination Date shall be deemed automatically to have exercised his or her Option on such date and shall be deemed to have purchased from the Company such number of whole shares of Common Stock reserved for the purpose of the Plan as his or her accumulated payroll deductions on such date, plus any amount carried forward pursuant to Section 8 hereof, will purchase at the Option Exercise Price, but in no event may an Employee purchase more than 100 shares of Common Stock with respect to the 2010 Offering Period and no more than 200 shares of

Common Stock with respect to any subsequent Offering Period(s) in a subsequent calendar year, subject to the further limitations set forth in Section 4(e). If a Participant is not an Employee on the Offering Termination Date and throughout the Offering Period, he or she shall not be entitled to exercise his or her Option. All Options issued under the Plan shall, unless exercised as set forth herein, expire at the end of the Offering Termination Date with respect to the Offering Period during which such Options were issued.

6.	Authorization for Entering Plan
(a)	An Eligible Employee may enter the Plan and become a Participant by filling out, signing and delivering to the Chief Financial Officer of the Company or his designee an authorization (“Authorization”):
(i)	stating the whole percentage or amount of Compensation to be deducted from his or her Compensation by the Company (or the Designated Subsidiary) employing such Participant on each payday during the Offering Period;
(ii)	authorizing the purchase of Common Stock for him or her in each Offering Period on the Offer Termination Date in accordance with the terms of the Plan;
(iii)	specifying the exact name in which Common Stock purchased for him or her is to be issued in accordance with Section 11 hereof; and
(iv)	at the discretion of the Employee in accordance with Section 14, designating a beneficiary who is to receive any Common Stock and/or cash in the event of his or her death.

Such Authorization must be received by the Chief Financial Officer of the Company or his designee at least ten (10) business days or such shorter time period as determined by the Company in its sole discretion before an Offering Commencement Date.

(b)	The Participating Employer will accumulate and hold for the Participant’s Account the amounts deducted from his or her Compensation. Such Account shall be a separate bookkeeping account maintained by the Participating Employer for each Participant, and the amount of each Participant’s payroll deductions shall be credited to such Account. No interest will accrue or be paid thereon. Participants may not make any separate contributions into their Account. Payroll deductions shall not be held in any segregated trust fund and may be commingled with the general assets of the Participating Employer and used for general corporate purposes.
(c)	Unless the Participant files a new Authorization (in accordance with Section 9), withdraws from the Plan, ceases to be an Eligible Employee or terminates his or her employment, such Authorization will continue in effect for each subsequent Offering Period as long as the Plan remains in effect.
7.	Maximum Amount of Payroll Deductions

A Participant may authorize payroll deductions from his or her Compensation in effect at each Offering Commencement Date; provided that the maximum percentage or amount shall not exceed the amount set forth in Section 4(e) hereof and shall be reduced, as necessary, to comply with such limit.

8.	Unused Payroll Deductions

Only whole shares of Common Stock may be purchased. Any balance remaining in a Participant’s Account after a purchase, which is insufficient to purchase a whole share of Common Stock at the Option Exercise Price, will be reported to the Participant and will, in the sole discretion of the Company, either be (i) carried forward to the next Offering Period or (ii) refunded to the Participant in the next applicable payroll period. However, in no event will the amount of the unused payroll deductions carried forward from a payroll period exceed the Option Exercise Price per share for the preceding Offering Period. If for any Offering Period the amount of unused payroll deductions should exceed the Option Exercise Price per share, the amount of the excess for any Participant shall be refunded to such Participant, without interest.

9.	Change in Payroll Deductions

A Participant may increase or decrease the amount of his or her payroll deductions, effective with respect to the next Offering Period, by filling out, signing and delivering to the Chief Financial Officer of the Company or his designees a new Authorization at least ten (10) business days before the commencement of such next Offering Commencement Date. An Employee may not increase or decrease his Payroll Deductions with respect to an on-going Offering Period.

10.	Withdrawal from the Plan
(a)	A Participant may withdraw from the Plan and withdraw all but not less than all of the payroll deductions credited to his or her Account under the Plan prior to an Offering Termination Date by delivering a notice to the Chief Financial Officer of the Company or his designee (a “Withdrawal Notice”) at least ten days prior to such Offering Termination Date, in which event the Company will promptly refund without interest the entire balance of such Employee’s deductions not theretofore used to purchase Common Stock under the Plan.
(b)	If the Participant withdraws from the Plan, his purchase rights under the Plan will be terminated and no further payroll deductions will be made. To re-enter the Plan, such an Employee must file a new Authorization at least ten (10) business days before the next Offering Commencement Date. Such Authorization will become effective for the Offering Period that commences on such Offering Commencement Date.
11.	Issuance of Stock

The Committee may in its sole discretion retain an Agent to act as the agent of the Company with regard to the administration of the Plan. As soon as administratively feasible following Option exercise, the Committee shall cause the Company to issue Common Stock in book entry form for the benefit of each Participant and the Company and/or the Agent shall make an entry on its books and records indicating that the shares of Common Stock purchased in connection with such exercise have been duly issued to each Participant. Notwithstanding the foregoing, the Committee in its discretion may instead deliver certificates representing the shares of Common Stock issued to Participants. A Participant shall have the right at any time to request in writing a certificate or certificates for all or a portion of the whole shares of Common Stock purchased hereunder for his/her Account held in book entry form. Following receipt of such request, the Company or the Agent shall cause the Company’s transfer agent to deliver such certificate(s) to the Participant. Common Stock purchased under the Plan will be issued only in the name of the Participant or, if the Participant’s Authorization specifies, in the name of the Participant and another person of legal age (to hold property) as joint tenants with rights of survivorship.

The Participant shall have no voting rights, or rights to dividends declared by the Company in respect of any shares covered by his or her Options hereunder until such Options have been exercised pursuant to the terms of the Plan.

The Committee, in its discretion, may impose restrictions on the transferability of shares of Common Stock acquired pursuant to this Plan and may cause to be placed on all stock certificates legends setting forth any such restrictions on transferability instructing the transfer agent to notify the Company of any transfer of such shares, and may require that any shares acquired pursuant to the Plan be held in the Participants’ book Accounts until the expiration of any restrictions.

12.	No Transfer or Assignment of Employee’s Rights

Neither payroll deductions credited to a Participant’s Account, nor any Options granted to a Participant, may be transferred or assigned to, or availed of by, any other person other than the Participant, except by will or the laws of descent and distribution. Any Option granted to an Employee may be exercised only by him or her during his or her lifetime, except as provided in Section 13 in the event of an Employee’s death.

13.	Termination of Employee’s Rights
(a)	Except as set forth in the last paragraph of this Section 13, an Employee’s rights under the Plan will terminate when he or she terminates employment, dies, or ceases to be an Eligible Employee. A Withdrawal Notice will be considered as having been received from the Employee on the date his or her employment ceases, and all payroll deductions not used to purchase Common Stock will be refunded.
(b)	Upon termination of the Employee’s employment because of death, the Employee’s beneficiary (as provided in Section 14) shall have the right to elect, by written notice given to the Chief Financial Officer of the Company or his designee prior to the expiration of the thirty (30) day period (or such shorter period if the next Offering Termination Date is less than 30 days after the Employee’s death) commencing with the date of the death of the Employee, either (i) to withdraw without interest, all of the payroll deductions credited to the Employee’s Account under the Plan, or (ii) to exercise the Employee’s Option for the purchase of shares of Common Stock on the next Offering Termination Date following the date of the Employee’s death for the purchase of that number of whole shares of Common Stock reserved for the purpose of the Plan which the accumulated payroll deductions in the Employee’s Account at the date of the Employee’s death will purchase at the applicable Option Exercise Price (subject to the maximum number set forth in Section 5), and any excess in such Account will be returned to said beneficiary. In the event that no such written notice of election shall be duly received by the Chief Financial Officer of the Company or his designee, the beneficiary shall automatically be deemed to have elected to withdraw the payroll deductions credited to the Participant’s Account at the date of the Participant’s death and the same will be paid promptly to said beneficiary, without interest.
14.	Designation of Beneficiary

A Participant may file a written designation of a beneficiary who is to receive any Common Stock and/or cash credited to his/her Account upon his or her death. Such designation of beneficiary may be changed by the Participant at any time by written notice. Upon the death of a Participant and upon receipt by the Company of proof of the identity and existence at the Participant’s death of a beneficiary validly designated under the Plan, the Company shall deliver such Common Stock and/or cash to the designated beneficiary or, if none, to the executor or administrator of the estate of the Participant, or if, to the knowledge of the Company, no such executor or administrator has been appointed, the Company, in the discretion of the Committee, may deliver such Common Stock and/or cash to the spouse or to any one or more dependents of the Participant as the Committee may designate. No beneficiary shall, prior to the death of the Participant by whom he or she has been designated, acquire any interest in the Common Stock or cash credited to the Participant under the Plan.

15.	Termination and Amendments to Plan
(a)	The Plan may be terminated at any time by the Company’s Board of Directors. Upon such termination or any other termination of the Plan, all payroll deductions not used to purchase Common Stock will be refunded without interest.
(b)	The Board of Directors reserves the right to amend the Plan from time to time in any respect; provided, however, that no amendment shall be effective without stockholder approval if the amendment would (a) increase the aggregate number of shares of Common Stock to be offered under the Plan (other than an increase merely reflecting a change in the number of outstanding shares, such as a stock dividend or stock split), or (b) change the designation of corporations whose Employees may be offered Options under the Plan, expressly provided, however, that the Committee may, without stockholder approval, designate participating subsidiaries and other affiliates in accordance with Section 18 including, without limitation, those corporations becoming affiliated with the Company after the adoption and approval of the Plan. The Committee may also amend the Plan from time to time in a manner consistent with the Board’s power to amend, suspend or discontinue the Plan.

16.	Sale of Stock Purchased Under the Plan and Tax Withholding
(a)	Any Participant who sells or otherwise transfers shares purchased under the Plan within two (2) years after the beginning of the Offering Commencement Period in which the shares were purchased must, within thirty (30) days of such transfer notify the Chief Financial Officer of the Company or his designee in writing of such transfer, showing the number of such shares disposed of, and providing such additional information as the Company may require.
(b)	To the extent that a Participant realizes ordinary income in connection with a sale or other transfer of any shares of Common Stock purchased under the Plan, the Company or other Participating Employer shall, to the extent required by applicable law, withhold amounts needed to cover such taxes from any payments otherwise due and owing to the Participant or from shares that would otherwise be issued to the Participant hereunder.
17.	Company’s Payment of Plan Expenses

The Company will bear all costs of administering and carrying out the Plan; provided, however, that a Participant shall be solely responsible for brokerage commissions related to his or her sales of shares of Common Stock acquired hereunder.

18.	Participating Subsidiaries

The term “Designated Subsidiaries” shall mean those United States or foreign subsidiaries of the Company designated by the Committee or the Board, whose Employees shall be eligible to be granted Options under the Plan. The Board or Committee may designate a subsidiary, or terminate the designation of a subsidiary, without the approval of the stockholders of the Company.

19.	Administration of the Plan
(a)	The Plan shall be administered by the Compensation Committee of the Board of Directors. No member of the Committee shall be eligible to participate in the Plan while serving as a member of the Committee. The Committee shall have full authority to:
(i)	determine when and how Options shall be granted and the provisions of each Offering;
(ii)	designate from time to time which subsidiaries of the Company shall be eligible to participate in the Plan;
(iii)	construe and interpret the Plan and Options granted under the Plan;
(iv)	establish rules for the administration of the Plan and make administrative decisions regarding the Plan; and
(v)	remedy any defect, or omission or inconsistency in the Plan in a manner and to the extent necessary or expedient to make the Plan fully effective.

All designations, determinations, interpretations, and other decisions made by the Committee under or with respect to the Plan shall be final, conclusive, and binding upon all persons, including the Company, any affiliate, any Participant, any holder or beneficiary of any right of participation, and any employee of the Company or of any affiliate.

The Committee may delegate any one or more of its administrative functions (other than those set forth in (i) and (ii) above) to any individual(s) of its choice, in which case the use of the term “Committee” when used in reference to such functions under the Plan shall refer to such delegatee.

(b)	Promptly after the end of each Offering Period, the Company shall prepare and distribute to each Participant in the Plan a report containing the amount of the Participant’s accumulated payroll deductions as of the Offering Termination Date, the Option Exercise Price for such Offering Period, the number of shares of Common Stock purchased by the Participant with the Participant’s accumulated payroll deductions, and the amount of any unused payroll deductions either to be carried forward to the next Offering Period, or returned to the Participant without interest.

(c)	No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it. The Company shall indemnify each member of the Board of Directors and the Committee to the fullest extent permitted by law with respect to any claim, loss, damage or expense (including counsel fees) arising in connection with their responsibilities under this Plan.
20.	Shareholder Status/Employment
(a)	Neither the granting of an Option to an Employee nor the deductions from his or her pay shall confer any rights of share ownership with respect to the shares covered by such Option until such shares have been purchased by and issued to him or her.
(b)	Neither the Plan or any Option granted hereunder confers upon any Employee the right to continued employment with the Company or any of its Designated Subsidiaries, nor will an Employee’s participation in the Plan restrict or interfere in any way with the right of the Company or any of its Designated Subsidiaries to terminate the Employee’s employment at any time, unless otherwise restricted by a separate agreement between the Company and Employee.
21.	Application of Funds

The proceeds received by the Company from the sale of Common Stock upon the exercise of Options granted under the Plan may be used for any corporate purposes, and the Company shall not be obligated to segregate Participants’ payroll deductions.

22.	Governmental Regulation

The Company’s obligation to sell and deliver shares of the Company’s Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such stock. In this regard, the Board of Directors or the Committee may, in its discretion, require as a condition to the exercise of any Option that a Registration Statement under the Securities Act of 1933, as amended, with respect to the shares of Common Stock reserved for issuance upon exercise of the Option shall be effective.

23.	Effect of Changes of Common Stock

In the event a stock dividend, extraordinary cash dividend, spin-off, split-up, combination, exchange of shares, merger, consolidation, reorganization, recapitalization, or other similar corporate event affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in its sole discretion, and in such manner as the Committee may deem equitable, adjust the maximum number of shares available under the Plan, the number and kind of shares subject to outstanding rights to purchase, and the terms relating to the purchase price with respect to such outstanding rights and take such other actions as the Committee, in its opinion, deems appropriate under the circumstances.

24.	Merger, Liquidation or Dissolution of the Company

In the event of: (1) the Company’s dissolution or liquidation, (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group of the beneficial ownership of the Company’s securities representing at least 50% of the combined voting power entitled to vote in the election of directors; then, the Company may, in its sole discretion either: (i) terminate the Plan and return all accumulated payroll deductions to the Participants; (ii) terminate the Plan and purchase shares of Common Stock for each Participant’s Account as if the effective date of the termination were a purchase date; (iii) cause the surviving or acquiring corporation to assume outstanding rights or substitute similar rights for those under the Plan, (iv) cause such rights to continue in full force and effect; (v) use Participants’ accumulated payroll deductions to purchase Common Stock immediately prior to the transaction and terminate Participants’ rights under the then ongoing Offering Period, or (vi) use any combination of the foregoing as long as all Participants are treated similarly.

25.	Approval of Stockholders

The Plan shall be submitted for approval of the Company’s stockholders within twelve (12) months after the Plan’s adoption date. No Options may be exercised prior to such stockholder approval. If Company stockholders do not so approve, this Plan shall be void and without effect and any payroll deductions shall be refunded.

26.	Governing Law

To the extent not preempted by federal law, all legal questions pertaining to the Plan shall be determined in accordance with the laws of the State of New York.

27.	Defined Terms.
(a)	“Account” means the bookkeeping account established for a Participant under the Plan to record his payroll deductions and Common Stock balance under the Plan.
(b)	“Affiliate” means any subsidiary corporation of the Company, as defined in Section 424(o) of the Code.
(c)	“Agent” means the brokerage firm, bank or other financial institution, entity or person(s) if any, engaged to act as agent of the Company or Committee with regard to the administration of the Plan.
(d)	“Authorization” means a Participant’s payroll deduction authorization with respect to an Offering Period.
(e)	“Board of Directors” means the board of directors of the Company.
(f)	“Code” means the Internal Revenue Code of 1986, as amended.
(g)	“Committee” means the Compensation Committee of the Company.
(h)	“Common Stock” means the Company’s $.01 par value common stock.
(i)	“Company” means AboveNet, Inc.
(j)	“Compensation” means base salary.
(k)	“Designated Subsidiaries” means those subsidiaries of the Company that have been designated as eligible to participate in the Plan with respect to their Employees in accordance with Section 18 of the Plan.
(l)	“Eligible Employee” means any Employee who has met the eligibility requirements of Section 2 and, therefore, is eligible to participate in Offerings under the Plan.
(m)	“Employee” means any person who is employed by the Company or any one of its Designated Subsidiaries for tax purposes.
(n)	“Offering” means the grant of an option to purchase shares of Common Stock under the Plan.
(o)	“Offering Commencement Date” means a date selected by the Committee for an Offering to commence.
(p)	“Offering Period” means the period during which payroll deductions are accumulated for purchases of Common Stock under the Plan, as determined in Section 4(a).
(q)	“Offering Termination Date” means the last trading day in an Offering Period, as determined in Section 4 of the Plan.

(r)	“Option” means an option to purchase shares of Common Stock granted pursuant to the Plan.
(s)	“Option Exercise Price” means the purchase price for the Common Stock offered under this Plan, as determined in Section 4 hereof.
(t)	“Participant” means an Eligible Employee who has executed, and not withdrawn, an Authorization with respect to an Offering Period.

Adopted by the Board of Directors on April 28, 2010.

ABOVENET, INC.
/s/ Robert Sokota Name: Robert Sokota Title: Senior Vice President and General Counsel

APPENDIX C

AMENDMENT TO AMENDED AND RESTATED RIGHTS AGREEMENT

THIS AMENDMENT TO THE AMENDED AND RESTATED RIGHTS AGREEMENT (this “Amendment”), dated as of January 26, 2010 (“Amendment Effective Date”), is between AboveNet, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC (the “Rights Agent”).

A.  The Company previously entered into an Amended and Restated Rights Agreement, dated as of August 3, 2009, with the Rights Agent (the “Amended and Restated Rights Agreement”).

B.  The Company now wishes to amend the Amended and Restated Rights Agreement as further set forth herein.

Accordingly, in consideration of the premises and the mutual agreements herein set forth, the Amended and Restated Rights Agreement is hereby amended as of the Amendment Effective Date as follows:

1.  Section 1(a) of the Amended and Restated Rights Agreement is amended and restated to read in its entirety as follows:

(a)  “Acquiring Person” shall mean any Person (as such term is hereinafter defined) who or that, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of 15% or more of the Common Shares then outstanding. Notwithstanding the foregoing, (A) the term Acquiring Person shall not include (i) the Company, (ii) any Subsidiary (as such term is hereinafter defined) of the Company, (iii) any employee benefit or compensation plan of the Company or any Subsidiary of the Company, (iv) any entity holding Common Shares for or pursuant to the terms of any such employee benefit or compensation plan of the Company or any Subsidiary of the Company, or (v) any Person, together with all Affiliates and Associates of such Person, who is the Beneficial Owner of 15% or more of the Common Shares outstanding as of the date of this Agreement until such time after the date of this Agreement that such Person, together with all Affiliates and Associates of such Person, shall become the Beneficial Owner of any additional Common Shares (other than by means of a dividend made by the Company on the Common Shares outstanding or pursuant to a split, subdivision or other reclassification of the Common Shares undertaken by the Company or as a result of the granting to a member of the Board of Directors of Common Shares or options to purchase Common Shares or the vesting of Common Shares or options to purchase Common Shares held by a member of the Board of Directors (which options and/or Common Shares have been contributed by the member of the Board of Directors to such Person or the member of the Board of Directors is, or is an Affiliate or Associate of, such Person) and shall then beneficially own more than 15% of the Common Shares issued and outstanding and (B) no Person shall become an “Acquiring Person” either (i) as the result of an acquisition of Common Shares by the Company which, by reducing the number of Common Shares issued and outstanding, increases the proportionate number of Common Shares beneficially owned by such Person to 15% or more of the Common Shares then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 15% or more of the Common Shares then outstanding by reason of share purchases by the Company and shall, following written notice from, or public disclosure by the Company of such share purchases by the Company, become the Beneficial Owner of any additional Common Shares without the prior consent of the Company and shall then Beneficially Own more than 15% of the Common Shares then outstanding, then such Person shall be deemed to be an “Acquiring Person,” or (ii) as the result of the acquisition of Common Shares directly from the Company whether as a result of the granting to a member of the Board of Directors of Common Shares or options to purchase Common Shares and/or the vesting of Common Shares or options to purchase Common Shares held by a member of the Board of Directors (which options and/or Common Shares have been contributed by the Director to such Person or the Director is, or is an Affiliate or Associate of, such Person) or otherwise; provided, however, that if a Person shall become the Beneficial Owner of 15% or more of the Common Shares then outstanding by reason of share purchases or issuances directly from the Company and shall, after that date, become Beneficial Owner of any additional Common Shares without the prior written consent of the Company and shall then Beneficially Own more than 15%

of the Common Shares then outstanding, then such Person shall be deemed to be an “Acquiring Person” or (iii) if the Board of Directors determines in good faith that a Person who would otherwise be an “Acquiring Person,” has become such inadvertently, and such Person divests, as promptly as practicable (as determined in good faith by the Board of Directors), following receipt of written notice from the Company of such event, of Beneficial Ownership of a sufficient number of Common Shares so that such Person would no longer be an “Acquiring Person,” as defined pursuant to the foregoing provision of this Section 1(a), or, in the case of any Derivative Securities underlying a transaction entered into by such Person or otherwise acquired by such Person, such Person terminates such transaction or otherwise disposes of such Derivative Securities so that such Person would no longer be an Acquiring Person, then such Person shall not be deemed to be an “Acquiring Person” for any purposes of this Agreement; provided, however, that if such Person shall again become the Beneficial Owner of 15% or more of the Common Shares then outstanding, such Person shall be deemed an “Acquiring Person,” subject to the exceptions set forth in this Section 1(a).

2.  Section 1(i) of the Amended and Restated Rights Agreement setting forth the definition of Excluded Stockholder is amended and restated to read in its entirety as follows:

(i)  [Reserved.]

3.  Section 23(b)(ii) of the Amended and Restated Rights Agreement is amended and restated to read in its entirety as follows:

(ii)  In addition, the Board of Directors may, at its option, at any time after the time a Person becomes an Acquiring Person and after the expiration of any period during which the holder of Rights may exercise the rights under Section 11(a)(ii) hereof but prior to any event described in clause (x), (y) or (z) of the first sentence of Section 13 hereof, redeem all but not less than all of the then outstanding Rights at the Redemption Price (x) in connection with any merger, consolidation or sale or other transfer (in one transaction or in a series of related transactions) of assets or earning power aggregating 50% or more of the assets or earning power of the Company and its subsidiaries (taken as a whole) in which all holders of Common Shares are treated alike and not involving (other than as a holder of Common Shares being treated like all other such holders) an Interested Stockholder or a Transaction Person or (y)(A) if and for so long as the Acquiring Person is not thereafter the Beneficial Owner of 15% or more of the then outstanding Common Shares, and (B) at the time of redemption no other Persons are Acquiring Persons.

4.  All capitalized terms not defined in this Amendment shall have the meanings ascribed to such terms in the Amended and Restated Rights Agreement.

5.  Except as amended pursuant to this Amendment, the Amended and Restated Rights Agreement shall remain in full force and effect in accordance with its terms.

[Signature page to follow]

IN WITNESS WHEREOF, the parties to this Amendment have caused this Amendment to be duly executed, as of the day and year first above written.

ATTEST:	ABOVENET, INC.
/s/ Lisa Gugliada Gould Name: Lisa Gugliada Gould Title: Associate General Counsel	By: /s/ Robert Sokota Name: Robert Sokota Title: Senior Vice President & General Counsel
ATTEST:	AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
/s/ Susan Silbur Name: Susan Silbur Title: Assistant Secretary	By: /s/ Paula Caroppoli Name: Paula Caroppoli Title: Vice President

ABOVENET, INC.

and

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
as Rights Agent

AMENDED AND RESTATED
RIGHTS AGREEMENT

Dated as of August 3, 2009

AMENDED AND RESTATED
RIGHTS AGREEMENT

This amended and restated Rights Agreement (“Agreement”), dated as of August 3, 2009, between ABOVENET, INC., a Delaware corporation (the “Company”), and AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC (“Rights Agent”).

The Company’s board of directors (the “Board of Directors”) authorized and declared a dividend of one preferred share purchase right (a “Right”) for each Common Share (as such term is hereinafter defined) issued and outstanding at the close of business on August 7, 2006 (the “Record Date”), each Right representing the right to purchase one one-hundredth of a Preferred Share (as such term is hereinafter defined), upon the terms and subject to the conditions set forth in the Rights Agreement, dated as of August 3, 2006, between the Company and Rights Agent (as subsequently amended by the Amendment to Rights Agreement, dated as of August 7, 2008, the “Initial Agreement”). The Board of Directors also authorized and directed the issuance of one Right with respect to each Common Share that was issued after the Record Date and prior to the expiration of the Rights. Under the Initial Agreement, the Rights were set to expire on August 7, 2009. In order to extend the protection of the Initial Agreement and to make such changes as specified herein, the Board of Directors has approved this Agreement, which amends and restates in its entirety the Initial Agreement.

Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

SECTION 1.  Certain Definitions.  For purposes of this Agreement, the following terms have the meanings indicated:

(a)  “Acquiring Person” shall mean any Person (as such term is hereinafter defined) who or that, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of 15% or more of the Common Shares then outstanding. Notwithstanding the foregoing, (A) the term Acquiring Person shall not include (i) the Company, (ii) any Subsidiary (as such term is hereinafter defined) of the Company, (iii) any employee benefit or compensation plan of the Company or any Subsidiary of the Company, (iv) any entity holding Common Shares for or pursuant to the terms of any such employee benefit or compensation plan of the Company or any Subsidiary of the Company, (v) any Person, together with all Affiliates and Associates of such Person, who is the Beneficial Owner of 15% or more of the Common Shares outstanding as of the date of this Agreement until such time after the date of this Agreement that such Person, together with all Affiliates and Associates of such Person, shall become the Beneficial Owner of any additional Common Shares (other than by means of a dividend made by the Company on the Common Shares outstanding or pursuant to a split, subdivision or other reclassification of the Common Shares undertaken by the Company or as a result of the granting to a member of the Board of Directors of Common Shares or options to purchase Common Shares or the vesting of Common Shares or options to purchase Common Shares held by a member of the Board of Directors (which options and/or Common Shares have been contributed by the member of the Board of Directors to such Person or the member of the Board of Directors is, or is an Affiliate or Associate of, such Person)) and shall then beneficially own more than 15% of the Common Shares issued and outstanding, or (vi) an Excluded Stockholder (as hereinafter defined) and (B) no Person shall become an “Acquiring Person” or fail to qualify as an Excluded Stockholder either (i) as the result of an acquisition of Common Shares by the Company which, by reducing the number of Common Shares issued and outstanding, increases the proportionate number of Common Shares beneficially owned by such Person to 15% or more (or 20% or more in the case of an Excluded Stockholder, together with its Affiliates and Associates) of the Common Shares then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 15% or more (or 20% or more in the case of an Excluded Stockholder, together with its Affiliates and Associates) of the Common Shares then outstanding by reason of share purchases by the Company and shall, following written notice from, or public disclosure by the Company of such share purchases by the Company, become the Beneficial Owner of any additional Common Shares without the prior consent of the Company and shall then Beneficially Own more than 15% (or 20% in the case of an Excluded Stockholder, together with its Affiliates and Associates) of the Common Shares then outstanding, then such Person shall be deemed to be an “Acquiring Person,” or (ii) as the result of the acquisition of Common Shares directly from the Company whether as a result of the granting to a member of the Board of Directors of Common Shares or options to purchase Common Shares and/or the vesting of Common Shares or options to purchase Common Shares held by a member of the Board of Directors (which options and/or Common Shares have been contributed by the Director to such Person or the Director is, or is an Affiliate or Associate of, such Person) or otherwise; provided, however, that if a Person shall become the Beneficial Owner of 15% or more (or 20% or more in the case of an Excluded Stockholder, together with its Affiliates and Associates) of the Common Shares then outstanding by reason of share purchases or issuances directly from the Company and shall, after that date, become Beneficial Owner of any additional Common Shares without the prior written consent of the Company and shall then Beneficially Own more than 15% (or 20% in the case of an Excluded Stockholder, together with its Affiliates and Associates) of the Common Shares then outstanding, then such Person shall be deemed to be an “Acquiring Person” or (iii) if the Board of Directors determines in good faith that a Person who would otherwise be an “Acquiring Person” has become such inadvertently, and such Person divests, as promptly as practicable (as determined in good faith by the Board of Directors), following receipt of written notice from the Company of such event, of Beneficial Ownership of a sufficient number of Common Shares so that such Person would no longer be an “Acquiring Person,” as defined pursuant to the foregoing provision of this Section 1(a), or, in the case of any Derivative Securities underlying a transaction entered into by such Person or otherwise acquired by such Person, such Person terminates such transaction or otherwise disposes of such Derivative Securities so that such Person would no longer be an Acquiring Person, then such Person shall not be deemed to be an “Acquiring Person” for any purposes of this Agreement; provided, however, that if such Person shall again become the Beneficial Owner of 15% or more (or 20% or more in the case of an Excluded Stockholder, together with its Affiliates and Associates) of the Common Shares then outstanding, such Person shall be deemed an “Acquiring Person,” subject to the exceptions set forth in this Section 1(a).

(b)  “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as in effect on the date of this Agreement; provided, however, that the limited partners of a limited partnership shall not be deemed to be Associates of such limited partnership solely by virtue of their limited partnership interests.

(c)  A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” any securities:

(i)  that such Person or any of such Person’s Affiliates or Associates is deemed to beneficially own, within the meaning of Rule 13d-3 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement;

(ii)  that such Person or any of such Person’s Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than these Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report);

(iii)  that are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or otherwise acts in concert, for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to Section 1(c)(ii)(B) hereof) or disposing of any securities of the Company; provided, however, an agreement, arrangement, understanding or concerted action for purposes of this Section 1(c)(iii) shall not be deemed to include actions, including any agreement, arrangement or understanding, or statements by any member of the Board of Directors on the date of this Agreement, any subsequent directors of the Company (the “Successor Directors”) who have been nominated by a majority of directors who are directors as of the date of this Agreement or who are Successor Directors, or by any Person of whom such a director is an Affiliate or Associate, provided, however that this exception shall not apply to a particular Person or Persons if and to the extent that such Person or Persons, after the date of this Agreement, acquires Beneficial Ownership of more than an additional 5% of the then outstanding Common Shares of the Company unless (A) the shares are acquired directly from the Company or as part of an employee benefit or compensation plan of the Company or a subsidiary of the Company or (B) the Person establishes to the satisfaction of the directors of the Company that it is acting on its own behalf and not in concert with any other Person and will not, upon completion of any purchases, be the Beneficial Owner of 15% or more of the outstanding Common Shares; or

(iv)  that are Derivative Securities provided that the number of Common Shares deemed Beneficially Owned as a result of such Derivative Securities shall equal the number of Common Shares that are synthetically owned pursuant to the derivative transactions underlying such Derivative Securities.

Notwithstanding anything in this definition of Beneficial Ownership to the contrary, the phrase, “then outstanding,” when used with reference to a Person’s Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to own beneficially hereunder.

(d)  “Business Day” shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

(e)  “Close of Business” on any given date shall mean 5:00 p.m., New York Time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., New York Time, on the next succeeding Business Day.

(f)  “Common Shares” shall mean the shares of common stock, par value $0.01 per share, of the Company; provided, however, that, “Common Shares,” when used in this Agreement in connection with a specific reference to any Person other than the Company, shall mean the capital stock (or equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons that ultimately control such first-mentioned Person.

(g)  “Derivative Securities” shall mean securities underlying a derivative transaction entered into by a Person, or derivative securities acquired by a Person, which give such Person the economic equivalent of ownership of an amount of securities in the Company due to the fact that the value of the derivative transaction is explicitly determined by reference to the price or value of securities in the Company, without regard to whether (i) such derivative securities convey any voting rights in securities in the Company to such Person, (ii) such derivative securities are required to be, or capable of being, settled through delivery of securities in the Company, or (iii) such Person may have entered into other transactions that hedge the economic effect of such derivative securities.

(h)  “Distribution Date” shall have the meaning set forth in Section 3(a) hereof.

(i)  “Excluded Stockholder” shall mean JGD Management Corp., a Delaware corporation (“JGD”); HFR ED Select Fund IV Master Trust, a trust organized under the laws of Bermuda; Lyxor/York Fund Limited, a limited company organized under the laws of Jersey, Channel Islands; Permal York Limited, a limited company organized under the laws of the British Virgin Islands; York Capital Management, L.P., a Delaware limited partnership; York Investment Limited, a corporation organized under the laws of the Commonwealth of The Bahamas; York Select, L.P., a Delaware limited partnership; York Credit Opportunities Fund, L.P., a Delaware limited partnership; York Credit Opportunities Unit Trust, a trust organized under the laws of the Cayman Islands; York Select Unit Trust, a trust organized under the laws of the Cayman Islands; York Global Value Partners, L.P., a Delaware limited partnership; York Enhanced Strategies Fund, LLC, a Delaware limited liability company, York Long Enhanced Fund, L.P., a Delaware limited partnership, and funds and accounts managed by JGD that hold any Company securities and the respective Affiliates and Associates of any of the foregoing (collectively, the “York Group”); provided, however, that, except as otherwise provided in the definition of “Acquiring Person,” none of the members of the York Group shall be an Excluded Stockholder if members of the York Group, individually or collectively, become the Beneficial Owner of 20% or more of the outstanding Common Shares without the prior written consent of the Company.

(j)  “Final Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(k)  “Interested Stockholder” shall mean any Acquiring Person or any Affiliate or Associate of an Acquiring Person or any other Person in which any such Acquiring Person, Affiliate or Associate has an interest, or any other Person acting directly or indirectly on behalf of or in concert with any such Acquiring Person, Affiliate or Associate.

(l)  “Person” shall mean any individual, firm, corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

(m)  “Preferred Shares” shall mean shares of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company having the designations and the powers, preferences and rights, and the qualifications, limitations and restrictions set forth in the Form of Certificate of Designation attached to this Agreement as Exhibit A, filed with the Secretary of State of the State of Delaware on August 4, 2006.

(n)  “Purchase Price” shall have the meaning set forth in Section 7(b) hereof.

(o)  “Redemption Date” shall have the meaning set forth in Section 7(a) hereof.

(p)  “Shares Acquisition Date” shall mean the date 10 days following the first date of public announcement by the Company or an Acquiring Person that an Acquiring Person has become such provided, however that, if such Person is determined not to have become an Acquiring Person pursuant to Section l(a)(B)(iii) hereof, then no Shares Acquisition Date shall be deemed to have occurred.

(q)  “Subsidiary” of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

(r)  “Transaction” shall mean any merger, consolidation or sale of assets described in Section 13(a) hereof or any acquisition of Common Shares which would result in a Person becoming an Acquiring Person or a Principal Party (as such term is hereinafter defined).

(s)  “Transaction Person” with respect to a Transaction shall mean (i) any Person who (x) is or will become an Acquiring Person or a Principal Party (as such term is hereinafter defined) if the Transaction were to be consummated and (y) directly or indirectly proposed or nominated a director of the Company which director is in office at the time of consideration of the Transaction, or (ii) an Affiliate or Associate of such a Person.

SECTION 2.  Appointment Of Rights Agent.

The Company appointed Rights Agent under the Initial Agreement and hereby appoints Rights Agent to continue to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such continued appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable.

SECTION 3.  Issue Of Right Certificates.

(a)  Until the earlier of the Close of Business on (i) the Shares Acquisition Date or (ii) the tenth Business Day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date of the commencement (determined in accordance with Rule 14d-2 under the Exchange Act) by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company or any entity holding Common Shares for or pursuant to the terms of any such plan) of, or of the first public announcement of the intention of any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company or any entity holding Common Shares for or pursuant to the terms of any such plan) to commence, a tender or exchange offer (which intention to commence remains in effect for five Business Days after such announcement), the consummation of which would result in any Person becoming an Acquiring Person (including any such date that is after the date of this Agreement and prior to the issuance of the Rights, the earlier of such dates being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced by the certificates or book-entry shares, as applicable, for Common Shares registered in the names of the holders thereof (which certificates/book-entry shares shall also be deemed to be Right Certificates) and not by separate Right Certificates, and (y) the Rights (and the right to receive Right Certificates therefor) will be transferable only in connection with the transfer of Common Shares. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) by first-class, insured, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit B hereto (a “Right Certificate”), evidencing one Right for each Common Share so held, subject to the adjustment provisions of Section 11 of this Agreement. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

(b)  With respect to Common Shares outstanding until the Distribution Date, the Rights will be evidenced by certificates or book-entry shares registered in the names of the holders thereof. Until the Distribution Date (or earlier redemption or expiration of the Rights pursuant to the terms hereunder), the transfer of any certificate or book-entry shares for Common Shares shall also constitute the transfer of the Rights associated with the Common Shares represented thereby.

(c)  Certificates or book-entry shares for Common Shares that become outstanding after the date hereof but prior to the earliest of (i) the Distribution Date, (ii) the Redemption Date, (iii) the Final Expiration Date, or (iv) one (1) year from the date hereof if the approval of this Agreement is not ratified by holders of a majority of the votes cast at a duly called meeting of the Company’s stockholders or any adjournment or postponement thereof, at which a quorum is present, within such one (1) year period shall have impressed on, printed on, written on or otherwise affixed to them a legend to the following effect:

This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between AboveNet, Inc. (the “Company”) and American Stock Transfer & Trust Company, as Rights Agent, dated as of August 7, 2006, OR an Amended and Restated Rights Agreement between AboveNet, Inc. (the “Company”) and American Stock Transfer & Trust Company, LLC, as Rights Agent (the “Rights Agent”), dated as of August 3, 2009, as amended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. As described in the Rights Agreement, Rights issued to any Person who becomes an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and certain related persons, whether currently held by or on behalf of such Person or by any subsequent holder, shall become null and void.

Common Shares issued as book-entry shares shall have a corresponding legend noted with respect to such shares.

With respect to such certificates or book-entry shares containing or noting this legend, until the Distribution Date (or, if earlier, the earlier of the redemption or expiration of the Rights pursuant to the terms hereunder), the Rights associated with the Common Shares represented thereby shall be evidenced by such certificates or book-entry shares alone, and the surrender for transfer of any such certificate or book-entry shares shall also constitute the transfer of the Rights associated with the Common Shares represented thereby. In the event that the Company purchases or acquires any Common Shares after the date hereof but prior to the Distribution Date, any Rights associated with such Common Shares shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares that are no longer outstanding. Notwithstanding this Section 3(c), the omission of a legend shall not affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.

SECTION 4.  Form Of Right Certificates.

(a)  The Right Certificates (and the form of election to purchase Preferred Shares, the form of assignment and the form of certification to be printed on the reverse thereof) shall be substantially the same as Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or quotation system on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Sections 7, 11 and 22 hereof, the Right Certificates shall entitle the holders thereof to purchase such number of one one-hundredths of a Preferred Share as shall be set forth therein at the Purchase Price (as defined in Section 7(b)), but the number of such one one-hundredths of a Preferred Share and the Purchase Price shall be subject to adjustment as provided herein.

(b)  Any Right Certificate issued pursuant to Section 3(a) or Section 22 hereof that represents Rights that are null and void pursuant to the second paragraph of Section 11(a)(ii) hereof and any Right Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Right Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

The Rights represented by this Right Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Right Certificate and the Rights represented hereby are null and void.

The provisions of Section 11(a)(ii) hereof shall be operative whether or not the foregoing legend is contained on any such Right Certificate.

SECTION 5.  Countersignature And Registration.

The Right Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President, its Chief Financial Officer, or any of its Vice Presidents, either manually or by facsimile signature, may have affixed thereto the Company’s seal or a facsimile thereof, and shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such

Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its office designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

SECTION 6.  Transfer, Split Up, Combination And Exchange Of Right Certificates; Mutilated, Destroyed, Lost Or Stolen Right Certificates.

Subject to the provisions of Section 11(a)(ii), Section 14 and Section 24 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the earlier of the Redemption Date or the Final Expiration Date, any Right Certificate or Right Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-hundredths of a Preferred Share as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate until the registered holder shal1 have completed and signed the certificate contained in the form of assignment on the reverse side of such Right Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Section 11(a)(ii), Section 14 and Section 24 hereof, countersign and deliver to the person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.

Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will issue, execute and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Notwithstanding any other provisions hereof, the Company and the Rights Agent may amend this Agreement to provide for uncertificated Rights in addition to or in place of Rights evidenced by Rights Certificates.

SECTION 7.  Exercise Of Rights; Purchase Price; Expiration Date Of Rights.

(a)  The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the Purchase Price for each one one- hundredth of a Preferred Share (or such other number of shares or other securities) as to which the Rights are exercised, at or prior to the earliest of (i) the Close of Business on August 7, 2012 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the “Redemption Date”), (iii) the time at which such Rights are exchanged as provided in Section 24 hereof, or (iv) one (1) year from the date hereof if the approval of this Agreement is not ratified by holders of a majority of the votes cast at a duly called meeting of the Company’s stockholders or any adjournment or postponement thereof, at which a quorum is present, within such one (1) year period.

(b)  The purchase price for each one one-hundredth of a Preferred Share pursuant to the exercise of a Right shall initially be $160.00 (the “Purchase Price”) and shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with Section 7(c) below.

(c)  Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for the shares to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof by certified check, cashier’s check, bank draft or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent for the Preferred Shares certificates for the number of Preferred Shares to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company, in its sole discretion, shall have elected to deposit the Preferred Shares issuable upon exercise of the Rights hereunder into a depository, requisition from the depositary agent depositary receipts representing such number of one one-hundredths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby directs the depositary agent to comply with such request, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, deliver such cash to or upon the order of the registered holder of such Right Certificate. In the event that the Company is obligated to issue securities of the Company other than Preferred Shares (including Common Shares) of the Company pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities are available for distribution by the Rights Agent, if and when appropriate.

In addition, in the case of an exercise of the Rights by a holder pursuant to Section 11(a)(ii) hereof, the Rights Agent shall return such Right Certificate to the registered holder thereof after imprinting, stamping or otherwise indicating thereon that the rights represented by such Right Certificate no longer include the rights provided by Section 11(a)(ii) hereof, and, if fewer than all the Rights represented by such Right Certificate were so exercised, the Rights Agent shall indicate on the Right Certificate the number of Rights represented thereby that continue to include the rights provided by Section 11(a)(ii) hereof.

(d)  In case the registered holder of any Right Certificate shall exercise fewer than all the Rights evidenced thereby (other than a partial exercise of rights pursuant to Section 11 (a)(ii) as described in Section 7(c) hereof), a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.

(e)  The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Preferred Shares or any Preferred Shares held in its treasury, the number of Preferred Shares that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with this Section 7.

(f)  Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certification following the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, (ii) tendered the Purchase Price (and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9) to the Company in the manner set forth in Section 7(c), and (iii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

SECTION 8.  Cancellation And Destruction Of Right Certificates.

All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if delivered or surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company approximately one and one-half years after the cancellation date, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

SECTION 9.  Availability Of Preferred Shares.

The Company covenants and agrees that so long as the Preferred Shares (and, after the time a person becomes an Acquiring Person, Common Shares or any other securities) issuable upon the exercise of the Rights may be listed on any national securities exchange or quotation system, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange or quotation system upon official notice of issuance upon such exercise.

The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares (or Common Shares and other securities, as the case may be) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Preferred Shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares or other securities.

The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges that may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Shares upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax that may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Shares in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or to deliver any certificates or depositary receipts for Preferred Shares upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s reasonable satisfaction that no such tax is due.

As soon as practicable after the Distribution Date, the Company shall use its best efforts to:

(i)  prepare and file a registration statement under the Securities Act of 1933, as amended (the “Act”), with respect to the securities purchasable upon exercise of the Rights on an appropriate form, will use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and will use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the Final Expiration Date; and

(ii)  use its best efforts to qualify or register the Rights and the securities purchasable upon exercise of the Rights under the blue sky laws of such jurisdictions as may be necessary or appropriate.

SECTION 10.  Preferred Shares Record Date.

Each person in whose name any certificate for Preferred Shares or other securities is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares or other securities represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered with the forms of election and certification duly executed and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Shares or other securities transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares or other securities transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate, as such, shall not be entitled to any rights of a holder of Preferred Shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

SECTION 11.  Adjustment Of Purchase Price, Number Of Shares Or Number Of Rights.

The Purchase Price, the number of Preferred Shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)

(i)  In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide the outstanding Preferred Shares, (C) combine the outstanding Preferred Shares into a smaller number of Preferred Shares or (D) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock that, if such Right had been exercised immediately prior to such date and at a time when the Preferred Shares transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. If an event occurs that would require an adjustment under both Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to any adjustment required pursuant to Section 11(a)(ii) hereof.

(ii)  Subject to Section 24 hereof and the provisions of the next paragraph of this Section 11(a)(ii), in the event any Person shall become an Acquiring Person, each holder of a Right shall, for a period of 60 days after the later of such time any Person becomes an Acquiring Person or the effective date of an appropriate registration statement filed under the Act pursuant to Section 9 hereof (provided, however that, if at any time prior to the expiration or termination of the Rights there shall be a temporary restraining order, a preliminary injunction, an injunction, or temporary suspension by the Board of Directors, or similar obstacle to exercise of the Rights (the “Injunction”) that prevents exercise of the Rights, a new 60-day period shall commence on the date the Injunction is removed), have a right to receive, upon exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares as shall equal the result obtained by (A) multiplying the then current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable and dividing that product by (B) 50% of the then current per share market price of the Common Shares (determined pursuant to Section 11(d) hereof) on the date such Person became an Acquiring Person; provided, however, that if the transaction that would otherwise give rise to the foregoing adjustment is also subject to the provisions of Section 13 hereof, then only the provisions of Section 13 hereof shall apply and no adjustment shall be made pursuant to this Section 11(a)(ii). In the event that any Person shall become an Acquiring Person and the Rights shall then be outstanding, the Company shall not take any action that would eliminate or diminish the benefits intended to be afforded by the Rights.

Notwithstanding anything in this Agreement to the contrary, from and after the time any Person becomes an Acquiring Person, any Rights beneficially owned by (i) such Acquiring Person or an Associate or Affiliate of such Acquiring Person, (ii) a transferee of such Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person became such, or (iii) a transferee of such Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person’s becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer that the Board of Directors has determined is part of a plan, arrangement or understanding that has as a primary purpose or effect the avoidance of this Section 11(a)(ii), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to insure that the provisions of this Section 11(a)(ii) and Section 4(b) hereof are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. No Right Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate; and any Right Certificate delivered to the Rights Agent for transfer to an Acquiring Person whose Rights would be void pursuant to the preceding sentence shall be canceled.

(iii)  In lieu of issuing Common Shares in accordance with Section 11(a)(ii) hereof, the Company may, if a majority of the Board of Directors then in office determines that such action is necessary or appropriate and not contrary to the interests of holders of Rights, elect to (and, in the event that the Board of Directors has not exercised the exchange right contained in Section 24(c) hereof and there are not sufficient treasury shares and authorized but unissued Common Shares to permit the exercise in full of the Rights in accordance with Section 11(a)(ii), the Company shall) take all such action as may be necessary to authorize, issue or pay, upon the exercise of the Rights, cash (including by way of a reduction of the Purchase Price), property, Common Shares, other securities or any combination thereof having an aggregate value equal to the value of the Common Shares that otherwise would have been issuable pursuant to Section 11(a)(ii) hereof, that aggregate value shall be determined by a nationally recognized investment banking firm selected by a majority of the Board of Directors then in office. For purposes of the preceding sentence, the value of the Common Shares shall be determined pursuant to Section 11(d) hereof. Any such election by the Board of Directors must be made within 60 days following the date on which the event described in Section 11(a)(ii) hereof shall have occurred. Following the occurrence of the event described in Section 11(a)(ii) hereof, a majority of the Board of Directors then in office may suspend the exercisability of the Rights for a period of up to 60 days following the date on which the event described in Section 11(a)(ii) hereof shall have occurred to the extent that such directors have not determined whether to exercise their rights of election under this Section 11(a)(iii). In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended.

(b)  In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares (or shares having the same designations and the powers, preferences and rights, and the qualifications, limitations and restrictions as the Preferred Shares (“equivalent preferred shares”)) or securities convertible into Preferred Shares or equivalent preferred shares at a price per Preferred Share or equivalent preferred share (or having a conversion price per share, if a security convertible into Preferred Shares or equivalent preferred shares) less than the then current per share market price of the Preferred Shares (as such term is hereinafter defined) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares that the aggregate offering price of the total number of Preferred Shares and/or equivalent preferred shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares and/or equivalent preferred shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent. Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

(c)  In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Preferred Shares (as such term is hereinafter defined) on such record date, less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Preferred Share and the denominator of which shall be such current per share market price of the Preferred Shares; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(d)

(i)  For the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security or securities convertible into such shares, or (C) any subdivision, combination or reclassification of such Security and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Security is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System (“Nasdaq”) or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors or, if on any such date no professional market maker is making a market in the Security, the price as determined in good faith by the Board of Directors. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

(ii)  For the purpose of any computation hereunder, the “current per share market price” of the Preferred Shares shall be determined in accordance with the method set forth in Section 11(d)(i) hereof. If the Preferred Shares are not publicly traded, the “current per share market price” of the Preferred Shares shall be conclusively deemed to be the current per share market price of the Common Shares as determined pursuant to Section 11 (d)(i) hereof (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof) multiplied by one hundred. If neither the Common Shares nor the Preferred Shares are publicly held or so listed or traded, “current per share market price” shall mean the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent.

(e)  No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one one-hundredth of a Preferred Share or one ten-thousandth of any other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction that requires such adjustment or (ii) the date of the expiration of the right to exercise any Rights.

(f)  If as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Sections 11(a) through 11(c) hereof, inclusive, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Shares shall apply on like terms to any such other shares.

(g)  All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-hundredths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)  Unless the Company shall have exercised its election as provided in Section 11(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made in Section 11(b) and Section 11(c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a Preferred Share (calculated to the nearest one one-millionth of a Preferred Share) obtained by (i) multiplying (x) the number of one one-hundredths of a Preferred Share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i)  The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of one one-hundredths of a Preferred Share purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right

Certificates to be so distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

(j)  Irrespective of any adjustment or change in the Purchase Price or the number of one one-hundredths of a Preferred Share issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-hundredths of a Preferred Share that was expressed in the initial Right Certificates issued hereunder.

(k)  Before taking any action that would cause an adjustment reducing the Purchase Price below one one-hundredth of the then par value, if any, of the Preferred Shares issuable upon exercise of the Rights, the Company shall take any corporate action that may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable Preferred Shares at such adjusted Purchase Price.

(l)  In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(m)  The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23 or Section 27 hereof, take (or permit any Subsidiary to take) any action the purpose of which is to, or if at the time such action is taken it is reasonably foreseeable that the effect of such action is to, materially diminish or eliminate the benefits intended to be afforded by the Rights. Any such action taken by the Company during any period after any Person becomes an Acquiring Person but prior to the Distribution Date shall be null and void unless such action could be taken under this Section 11(m) from and after the Distribution Date.

(n)  Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Shares, issuance wholly for cash of any Preferred Shares at less than the current market price, issuance wholly for cash of Preferred Shares or securities that by their terms are convertible into or exchangeable for Preferred Shares, dividends on Preferred Shares payable in Preferred Shares or issuance of rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the Company to holders of its Preferred Shares shall not be taxable to such stockholders.

(o)  In the event that at any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the Common Shares payable in Common Shares or (ii) effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares) into a greater or lesser number of Common Shares, then in any such case (A) the number of one one-hundredths of a Preferred Share purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of one one-hundredths of a Preferred Share so purchasable immediately prior to such event by a fraction, the numerator of which is the number of Common Shares outstanding immediately before such event and the denominator of which is the number of Common Shares outstanding immediately after such event, and (B) each Common Share outstanding immediately after such event shall have issued with respect to it that number of Rights that each Common Share outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11(o) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

(p)  The exercise of Rights under Section 11(a)(ii) hereof shall only result in the loss of rights under Section 11(a)(ii) hereof to the extent so exercised and shall not otherwise affect the rights represented by the Rights under this Agreement, including the rights represented by Section 13 hereof.

SECTION 12.  Certificate Of Adjusted Purchase Price Or Number Of Shares.

Whenever an adjustment is made as provided in Sections 11 and 13 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Shares or the Preferred Shares a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any adjustment unless and until it shall have received such certificate.

SECTION 13.  Consolidation, Merger Or Sale Or Transfer Of Assets Or Earning Power.

(a)  In the event that, following the Distribution Date, directly or indirectly (x) the Company shall consolidate with, or merge with and into, any Interested Stockholder, or if in such merger or consolidation all holders of Common Stock are not treated alike, any other Person, (y) any Interested Stockholder, or if in such merger or consolidation all holders of Common Stock are not treated alike, any other Person shall consolidate with the Company, or merge with and into the Company, and the Company shall be the continuing or surviving corporation of such merger (other than, in the case of either transaction described in (x) or (y), a merger or consolidation that would result in all of the voting power represented by the securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into securities of the surviving entity) all of the voting power represented by the securities of the Company or such surviving entity outstanding immediately after such merger or consolidation and the holders of such securities not having changed as a result of such merger or consolidation), or (z) the Company shall sell, mortgage or otherwise transfer (or one or more of its subsidiaries shall sell, mortgage or otherwise transfer), in one or more transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its subsidiaries (taken as a whole) to any Interested Stockholder or Stockholders, or if in such transaction all holders of Common Stock are not treated alike, any other Person, (other than the Company or any Subsidiary of the Company in one or more transactions each of which individually and the aggregate does not violate Section 13(d) hereof) then, and in each such case, proper provision shall be made so that (i) each holder of a Right, subject to Section 11(a)(ii) hereof, shall have the right to receive, upon the exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of freely tradeable Common Shares of the Principal Party (as such term is hereinafter defined), free and clear of liens, rights of call or first refusal, encumbrances or other adverse claims, as shall be equal to the result obtained by (A) multiplying the then current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable (without taking into account any adjustment previously made pursuant to Section 11(a)(ii) hereof) and dividing that product by (B) 50% of the then current per share market price of the Common Shares of such Principal Party (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply to such Principal Party; and (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Shares in accordance with Section 9 hereof) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights.

(b)  “Principal Party” shall mean:

(i)  in the case of any transaction described in clause (x) or (y) of Section 13(a) hereof, the Person that is the issuer of any securities into which Common Shares are converted in such merger or consolidation, and if no securities are so issued, the Person that is the other party to the merger or consolidation (or, if applicable, the Company, if it is the surviving corporation); and

(ii)  in the case of any transaction described in clause (z) of Section 13(a) hereof, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions;

provided, however, that in any case, (1) if the Common Shares of such Person are not at such time and have not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary or Affiliate of another Person the Common Shares of which are and have been so registered, “Principal Party” shall refer to such other Person; (2) if such Person is a Subsidiary, directly or indirectly, or Affiliate of more than one Person, the Common Shares of two or more of which are and have been so registered, “Principal Party” shall refer to whichever of such Persons is the issuer of the Common Shares having the greatest aggregate market value; and (3) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in (1) and (2) above shall apply to each of the chains of ownership having an interest in such joint venture as if such party were a “Subsidiary” of both or all of such joint venturers and the Principal Parties in each such chain shall bear the obligations set forth in this Section 13 in the same ratio as their direct or indirect interests in such Person bear to the total of such interests.

(c)  The Company shall not consummate any such consolidation, merger, sale or transfer unless the Principal Party shall have a sufficient number of authorized Common Shares that have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and each Principal Party and each other Person who may become a Principal Party as a result of such consolidation, merger, sale or transfer shall have (i) executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in Sections 13(a) and (b) and (ii) prepared, filed and had declared and remain effective a registration statement under the Act on the appropriate form with respect to the Rights and the securities exercisable upon exercise of the Rights and further providing that, as soon as practicable after the date of any consolidation, merger, sale or transfer of assets mentioned in Section 13(a), the Principal Party at its own expense will:

(i)  cause the registration statement under the Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form to remain effective (with a prospectus at all times meeting the requirements of the Act) until the Final Expiration Date;

(ii)  use its best efforts to qualify or register the Rights and the securities purchasable upon exercise of the Rights under the blue sky laws of such jurisdictions as may be necessary or appropriate;

(iii)  list the Rights and the securities purchasable upon exercise of the Rights on each national securities exchange on which the Common Shares were listed prior to the consummation of such consolidation, merger, sale or transfer of assets or, if the Common Shares were not listed on a national securities exchange prior to the consummation of such consolidation, merger, sale or transfer of assets, on a national securities exchange; and

(iv)  deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates that comply in all material respects with the requirements for registration on Form 10 under the Exchange Act.

The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers.

(d)  After the Distribution Date, the Company covenants and agrees that it shall not (i) consolidate with, (ii) merge with or into, or (iii) sell or transfer to, in one or more transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its subsidiaries taken as a whole, any other Person (other than a Subsidiary of the Company in a transaction that does not violate Section 11(m) hereof), if (x) at the time of or after such consolidation, merger or sale there are any charter or bylaw provisions or any rights, warrants or other instruments or securities outstanding, agreements in effect or any other action taken that would diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale, the stockholders of the Person who constitutes, or would constitute, the “Principal Party” for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates. The Company shall not consummate any such consolidation, merger, sale or transfer unless prior thereto the Company and such other Person shall have executed and delivered to the Rights Agent a supplemental agreement evidencing compliance with this Section 13(d).

SECTION 14.  Fractional Rights And Fractional Shares.

(a)  The Company shall not be required to issue fractions of Rights or to distribute Right Certificates that evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by Nasdaq or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors shall be used.

(b)  The Company shall not be required to issue fractions of Preferred Shares (other than fractions that are integral multiples of one one-hundredth of a Preferred Share) upon exercise of the Rights or to distribute certificates that evidence fractional Preferred Shares (other than fractions that are integral multiples of one one-hundredth of a Preferred Share). Fractions of Preferred Shares in integral multiples of one one-hundredth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts; provided, however, that holders of such depositary receipts shall have all of the designations and the powers, preferences and rights, and the qualifications, limitations and restrictions to which they are entitled as beneficial owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-hundredth of a Preferred Share, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Preferred Share. For the purposes of this Section 14(b), the current market value of a Preferred Share shall be the current per share market price of the Preferred Shares (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise (or, if not publicly traded, in accordance with Section 11 (d)(ii) hereof).

(c)  Following the occurrence of one of the transactions or events specified in Section 11 hereof giving rise to the right to receive Common Shares, capital stock equivalents (other than Preferred Shares) or other securities upon the exercise of a Right, the Company shall not be required to issue fractions of Common Shares or units of such Common Shares, capital stock equivalents or other securities upon exercise of the Rights or to distribute certificates which evidence fractional Common Shares, capital stock equivalents or other securities. In lieu of fractional Common Shares, capital stock equivalents or other securities, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Common Share or unit of such Common Shares, capital stock equivalents or other securities. For purposes of this Section 14(c), the current market value shall be the current per share market price (as determined pursuant to Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise and, if such capital stock equivalent is not traded, each such capital stock equivalent shall have the value of one one-hundredth of a Preferred Share.

(d)  The holder of a Right by the acceptance of the Right expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right (except as provided above).

SECTION 15.  Rights Of Action.

All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Sections 18 and 20 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares) and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Shares), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement. Holders of Rights shall be entitled to recover the reasonable costs and expenses, including attorneys fees, incurred by them in any action to enforce the provisions of this Agreement.

SECTION 16.  Agreement Of Right Holders.

Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)  prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;

(b)  after the Distribution Date, the Right Certificates are transferable (subject to the provisions of this Agreement) only on the registry books of the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer; and

(c)  the Company and the Rights Agent may deem and treat the person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Shares certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

SECTION 17.  Right Certificate Holder Not Deemed A Stockholder.

No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Shares or any other securities of the Company that may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

SECTION 18.  Concerning The Rights Agent.

The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises. The indemnity provided herein shall survive the expiration of the Rights and the termination of this Agreement.

The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Agreement in reliance upon any Right Certificate or certificate for the Preferred Shares or Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper person or persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof. In no case will the Rights Agent be liable for special, indirect, incidental or consequential or consequential loss or damage at any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of such loss or damage.

SECTION 19.  Merger Or Consolidation Or Change Of Name Of Rights Agent.

Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the shareholder services or corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

SECTION 20.  Duties Of Rights Agent.

The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a)  The Rights Agent may consult with legal counsel of its choice (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b)  Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President, the Treasurer or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c)  The Rights Agent shall be liable hereunder to the Company and any other Person only for its own negligence, bad faith or willful misconduct.

(d)  The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)  The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11(a)(ii) hereof) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Sections 3, 11, 13, 23 or 24 hereof, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate pursuant to Section 12 hereof describing such change or adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Shares will, when issued, be validly authorized and issued, fully paid and nonassessable.

(f)  The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)  The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President, the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent with respect to its duties or obligations under this Agreement and the date on and/or after which such action shall be taken or omitted and the Rights Agent shall not be liable for any action taken or omitted in accordance with a proposal included in any such application on or after the date specified therein (which date shall not be less than three Business Days after the date indicated in such application unless any such officer shall have consented in writing to an earlier date) unless, prior to taking or omitting any such action, the Rights Agent has received written instructions in response to such application specifying the action to be taken or omitted.

(h)  The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

(i)  The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

(j)  No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k)  If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has not been executed, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Company.

SECTION 21.  Change Of Rights Agent.

The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days’ notice in writing mailed to the Company and to each transfer agent for the Common Shares or Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent for the Common Shares or Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be either (a) a corporation, business trust or limited liability company organized and doing business under the laws of the United States or of any other state of the United States that is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and that has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million or (b) a direct or indirect wholly owned Subsidiary of such an entity or its wholly-owning parent. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent for the Common Shares or Preferred Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

SECTION 22.  Issuance Of New Right Certificates.

Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Shares following the Distribution Date and prior to the earliest of (x) the Redemption Date, (y) the Final Expiration Date and (z) one (1) year from the date hereof if the approval of this Agreement is not ratified by holders of a majority of the votes cast at a duly called meeting of the Company’s stockholders or any adjournment or postponement thereof, at which a quorum is present, within such one (1) year period, the Company (a) shall with respect to Common Shares so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement in existence prior to the Distribution Date, or upon the exercise, conversion or exchange of securities, notes or debentures issued by the Company and in existence prior to the Distribution Date, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) the Company shall not be obligated to issue any such Right Certificates if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued, and (ii) no Right Certificate shall be issued if, and to the extent that the appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

SECTION 23.  Redemption.

(a)  The Rights may be redeemed by action of the Board of Directors pursuant to Section 23(b) hereof and shall not be redeemed in any other manner.

(b)

(i)  The Board of Directors may, at its option, at any time prior to the earlier of (A) such time as any Person becomes an Acquiring Person, or (B) the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”), and the Company may, at its option, pay the Redemption Price in Common Shares (based on the “current per-share market price,” as such term is defined in Section 11(d) hereof, of the Common Shares at the time of redemption), cash or any other form of consideration deemed appropriate by the Board of Directors. The redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and subject to such conditions as the Board of Directors in its sole discretion may establish. Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable pursuant to Section 11(a)(ii) hereof prior to the expiration or termination of the Company’ s right of redemption under this Section 23(b)(i).

(ii)  In addition, the Board of Directors may, at its option, at any time after the time a Person becomes an Acquiring Person and after the expiration of any period during which the holder of Rights may exercise the rights under Section 11(a)(ii) hereof but prior to any event described in clause (x), (y) or (z) of the first sentence of Section 13 hereof, redeem all but not less than all of the then outstanding Rights at the Redemption Price (x) in connection with any merger, consolidation or sale or other transfer (in one transaction or in a series of related transactions) of assets or earning power aggregating 50% or more of the assets or earning power of the Company and its subsidiaries (taken as a whole) in which all holders of Common Shares are treated alike and not involving (other than as a holder of Common Shares being treated like all other such holders) an Interested Stockholder or a Transaction Person or (y)(A) if and for so long as the Acquiring Person is not thereafter the Beneficial Owner of 15% or more (or 20% or more in the case of an Excluded Stockholder, together with its Affiliates and Associates) of the then outstanding Common Shares, and (B) at the time of redemption no other Persons are Acquiring Persons.

(c)  Immediately upon the action of the Board of Directors ordering the redemption of the Rights pursuant to Section 23(b) hereof, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Board of Directors ordering the redemption of the Rights pursuant to Section 23(b) hereof, the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares, provided, however, that failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 24 hereof, and other than in connection with the purchase of Common Shares prior to the Distribution Date.

(d)  The Company may, at its option, discharge all of its obligations with respect to any redemption of the Rights by (i) issuing a press release announcing the manner of redemption of the Rights and (ii) mailing payment of the Redemption Price to the registered holders of the Rights at their last addresses as they appear on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares, and upon such action, all outstanding Right Certificates shall be null and void without any further action by the Company.

SECTION 24.  Exchange.

(a)  The Board of Directors may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding Common Shares for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding.

(b)  Immediately upon the action of the Board of Directors ordering the exchange of any Rights pursuant to Section 24(a) hereof and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights that will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights that have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

(c)  In lieu of issuing Common Shares in accordance with Section 24(a) hereof, the Company may, if a majority of the Board of Directors then in office determines that such action is necessary or appropriate and not contrary to the interests of the holders of Rights, elect to (and, in the event that there are not sufficient treasury shares and authorized but unissued Common Shares to permit any exchange of the Rights in accordance with Section 24(a) hereof, the Company shall) take all such action as may be necessary to authorize, issue or pay, upon the exchange of the Rights, cash, property, Common Shares, other securities or any combination thereof having an aggregate value equal to the value of the Common Shares that otherwise would have been issuable pursuant to Section 24(a) hereof, which aggregate value shall be determined by a nationally recognized investment banking firm selected by a majority of the Board of Directors then in office. For purposes of the preceding sentence, the value of the Common Shares shall be determined pursuant to Section 11(d) hereof. Any election pursuant to this Section 24(c) by the Board of Directors must be made by resolution within 60 days following the date on which the event described in Section 11(a)(ii) hereof shall have occurred. Following the occurrence of the event described in Section 11(a)(ii) hereof, a majority of the Board of Directors then in office may suspend the exercisability of the Rights for a period of up to 60 days following the date on which the event described in Section 11(a)(ii) hereof shall have occurred to the extent that such directors have not determined whether to exercise their rights of exchange under this Section 24(c). In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended.

(d)  The Company shall not be required to issue fractions of Common Shares or to distribute certificates that evidence fractional Common Shares. In lieu of such fractional Common Shares, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Common Share. For the purposes of this Section 24(d), the current market value of a whole Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately after the date of the first public announcement by the Company that an exchange is to be effected pursuant to this Section 24.

SECTION 25.  Notice Of Certain Events.

(a)  In case the Company shall propose (i) to pay any dividend payable in stock of any class to the holders of its Preferred Shares or to make any other distribution to the holders of its Preferred Shares (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole), to any other Person, (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Shares payable in Common Shares or to effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares), then, in each such case, the Company shall give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purpose of such stock dividend, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Common Shares and/or the Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares and/or the Preferred Shares, whichever shall be the earlier.

(b)  In case the event set forth in Section 11(a)(ii) hereof shall occur, then the Company shall as soon as practicable thereafter give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof.

SECTION 26.  Notices.

Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

AboveNet, Inc.
360 Hamilton Avenue
White Plains, NY 10601
Attention: General Counsel

with a copy (which shall not constitute notice) to:

Cooley Godward Kronish LLP
1114 Avenue of the Americas
New York, NY 10036
Attention: Scott L. Kaufman, Esq.
Telecopy: (212) 479-6275

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
Attention: General Counsel

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

SECTION 27.  Amendment and Restatement; Supplements And Amendments.

This Agreement amends, restates and supersedes the Initial Agreement in its entirety. Prior to the Distribution Date, the Company and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of the Rights. From and after the Distribution Date, the Company and the Rights Agent shall, if the Company so directs, from time to time supplement or amend any provision of this Agreement without the approval of any holders of Right Certificates in order to (i) cure any ambiguity, (ii) correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein, or (iii) change any other provisions with respect to the Rights that the Company may deem necessary or desirable; provided, however, that no such supplement or amendment shall be made that would adversely affect the interests of the holders of Rights (other than the interests of an Acquiring Person or its Affiliates or Associates). Any supplement or amendment adopted during any period after any Person has become an Acquiring Person but prior to the Distribution Date shall become null and void unless such supplement or amendment could have been adopted by the Company from and after the Distribution Date. Any such supplement or amendment shall be evidenced by a writing signed by the Company and the Rights Agent. Upon delivery of a certificate from an appropriate officer of the Company that states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment unless the Rights Agent shall have determined in good faith that such supplement or amendment would adversely affect its interest under this Agreement. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Shares.

SECTION 28.  Determination And Actions By The Board Of Directors, Etc.

For all purposes of this Agreement, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares or any other securities of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement. The Board of Directors shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board, or the Company, or as may be necessary or advisable in the administration of this Agreement, including without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations that are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Rights Agent and the holders of the Rights, and (y) not subject the Board to any liability to the holders of the Rights.

SECTION 29.  Successors.

All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

SECTION 30.  Benefits Of This Agreement.

Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares).

SECTION 31.  Severability.

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

SECTION 32.  Governing Law.

This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

SECTION 33.  Counterparts.

This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

SECTION 34.  Descriptive Headings.

Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

[ Signature Page Follows ]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

Attest:	AboveNet, Inc.
By: /s/ Robert Sokota Name: Robert Sokota Title: Senior Vice President and General Counsel	By: /s/ William G. LaPerch Name: William G. LaPerch Title: President and Chief Executive Officer
Attest:	American Stock Transfer & Trust Company, LLC
By: /s/ Anthony J. Foti Name: Anthony J. Foti Title: Assistant Vice President	By: /s/ Herbert J. Lemmer Name: Herbert J. Lemmer Title: Vice President

Exhibit A

CERTIFICATE OF DESIGNATION

OF

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

(Pursuant to Section 151 of the
Delaware General Corporation Law)

AboveNet, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the “Company”), hereby certifies that the following resolutions were adopted by the Board of Directors of the Corporation as required by Section 151 of the General Corporation Law at a meeting duly called and held on August 3, 2006:

Resolved Further, that pursuant to the authority granted to and vested in the Company’s Board of Directors in accordance with the provisions of the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), the Board of Directors hereby creates a series of Junior Preferred Stock and hereby states the designation and number of shares, and fixes the designations and the powers, preferences and rights, and the qualifications, limitations and restrictions thereof (in addition to the provisions set forth in the Charter, which are applicable to all classes and series of the Company’s preferred stock), as follows:

Series A Junior Participating Preferred Stock:

Section 1.  Designation and Amount.  Five Hundred Thousand (500,000) shares of Preferred Stock, $0.01 par value, are designated “Series A Junior Participating Preferred Stock” with the designations and the powers, preferences and rights, and the qualifications, limitations and restrictions specified herein (the “Junior Preferred Stock”). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Junior Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Company convertible into Junior Preferred Stock.

Section 2.  Dividends and Distributions.

(A)  Subject to the rights of the holders of any shares of any series of the Company’s preferred stock, par value $0.01 per share (“Preferred Stock”), or any similar stock, ranking prior and superior to the Junior Preferred Stock with respect to dividends, the holders of shares of Junior Preferred Stock, in preference to the holders of the Company’s common stock, par value $0.01 per share (“Common Stock”), and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of April, July, October and January in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Junior Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $l.00 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Junior Preferred Stock. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case, the amount to which holders of shares of Junior Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)  The Company shall declare a dividend or distribution on the Junior Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, that in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Junior Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C)  Dividends shall begin to accrue and be cumulative on outstanding shares of Junior Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Junior Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Junior Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Junior Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

Section 3.  Voting Rights.  The holders of shares of Junior Preferred Stock shall have the following voting rights:

(A)  Subject to the provision for adjustment hereinafter set forth, each share of Junior Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the Company’s stockholders (the “Stockholders”). In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Junior Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)  Except as otherwise provided herein, in any other Certificate of Designation creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Junior Preferred Stock and the holders of shares of Common Stock and any other capital stock having general voting rights shall vote together as one class on all matters submitted to a vote of the Stockholders.

(C)  Except as set forth herein, or as otherwise provided by law, holders of Junior Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4.  Certain Restrictions.

(A)   Whenever quarterly dividends or other dividends or distributions payable on the Junior Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Junior Preferred Stock outstanding shall have been paid in full, the Company shall not:

(i)  declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Junior Preferred Stock;

(ii)  declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Junior Preferred Stock, except dividends paid ratably on the Junior Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii)  redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Junior Preferred Stock, provided that the Company may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Junior Preferred Stock; or

(iv)  redeem or purchase or otherwise acquire for consideration any shares of Junior Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Junior Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B)  The Company shall not permit any of its subsidiaries to purchase or otherwise acquire for consideration any shares of the Company’s capital stock unless the Company could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5.  Reacquired Shares.  Any shares of Junior Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Amended and Restated Certificate of Incorporation, or in any other Certificate of Designation creating a series of Preferred Stock or any similar stock or as otherwise required by law.

Section 6.  Liquidation, Dissolution or Winding Up.  Upon the Company’s liquidation, dissolution or winding up, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Junior Preferred Stock unless, prior thereto, the holders of shares of Junior Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Junior Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Junior Preferred Stock, except distributions made ratably on the Junior Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Junior Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 7.  Consolidation, Merger, Etc.  In case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Junior Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Junior Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8.  No Redemption.  The shares of Junior Preferred Stock shall not be redeemable.

Section 9.  Rank.  The Junior Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of Preferred Stock.

Section 10.  Amendment.  The Company’s Amended and Restated Certificate of Incorporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Junior Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Junior Preferred Stock, voting together as a single class.

[ Signature Page Follows ]

In Witness Whereof, the undersigned have executed this certificate as of August 3, 2006.

/s/ William G. LaPerch Name: William G. LaPerch Title: President and Chief Executive Officer
/s/ Robert Sokota Name: Robert Sokota Title: Senior Vice President and General Counsel

FORM OF RIGHT CERTIFICATE

(EXHIBIT B TO AMENDED AND RESTATED RIGHTS AGREEMENT)

Certificate No. R-	Rights

NOT EXERCISABLE AFTER AUGUST 7, 2012 OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.01 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT.

RIGHT CERTIFICATE
ABOVENET, INC.

This certifies that  or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Amended and Restated Rights Agreement, dated as of August 3, 2009 (the “Rights Agreement”), between AboveNet, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 pm, New York City time, on August 7, 2012 at the office of the Rights Agent designated for such purpose, or at the office of its successor as Rights Agent, one one-hundredth of a fully paid non-assessable share of the Company’s Series A Junior Participating Preferred Stock, par value $0.01 per share (the “Preferred Shares”), at a purchase price of $160.00 per one one-hundredth of a Preferred Share (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-hundredths of a Preferred Share which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of August 3, 2009 based on the Preferred Shares as constituted at such date.

From and after the time any Person becomes an Acquiring Person (as such terms are defined in the Rights Agreement), if the Rights evidenced by this Right Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Associate or Affiliate who becomes a transferee after the Acquiring Person becomes such, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of any such Acquiring Person, Associate or Affiliate who becomes a transferee prior to or concurrently with the Acquiring Person becoming such, such Rights shall become null and void without any further action and no holder hereof shall have any right with respect to such Rights from and after the time any Person becomes an Acquiring Person.

As provided in the Rights Agreement, the Purchase Price and the number of one one-hundredths of a Preferred Share which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, as amended from time to time, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the Company’s principal executive offices and at the Rights Agent’s offices located at 6201 Fifteenth Avenue, Brooklyn, NY 11219.

This Right Certificate, with or without other Right Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $0.01 per Right or (ii) may be exchanged in whole or in part for shares of the Company’s Common Stock, par value $0.01 per share, or, upon circumstances set forth in the Rights Agreement, cash, property or other securities of the Company, including fractions of a share of Preferred Stock.

No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-hundredth of a Preferred Share, which may, at the Company’s election, be evidenced by depositary receipts) but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

Witness the facsimile signature of the proper officers of the Company. Dated as of , .

Attest:	AboveNet, Inc.
Name: Title:	Name: Title:
Countersigned:
American Stock Transfer & Trust Company, LLC, as Rights Agent
By: Authorized Signatory Name: Title:

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Right Certificate.)

For Value Received  hereby sells, assigns and transfers unto

(Please print name and address of transferee)

 this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint  Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated:

Signature

Signature Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.

The undersigned hereby certifies that (1) the Rights evidenced by this Right Certificate are not being sold, assigned or transferred by or on behalf of a Person who is or was an Acquiring Person, an Interested Stockholder or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement); and (2) after due inquiry and to the best of the knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person, an Interested Stockholder, or an Affiliate or Associate thereof.

Signature

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise
Rights represented by the Right Certificate.)

To AboveNet, Inc.:

The undersigned hereby irrevocably elects to exercise  Rights represented by this Right Certificate to purchase the Preferred Shares issuable upon the exercise of such Rights and requests that certificates for such Preferred Shares be issued in the name of:

Please insert social security
or other identifying number:

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number:

(Please print name and address)

Dated:

Signature

Signature Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.

The undersigned hereby certifies that (1) the Rights evidenced by this Right Certificate are not beneficially owned by nor are they being exercised on behalf of an Acquiring Person, an Interested Stockholder or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement); and (2) after due inquiry and to the best of the knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person, an Interested Stockholder, or an Affiliate or Associate thereof.

Signature

NOTICE

The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and such Assignment or Election to Purchase will not be honored.

ANNUAL MEETING OF STOCKHOLDERS OF

ABOVENET, INC.

June 24, 2010

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20630303000000000000 4 062410

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR AND "FOR" EACH OF THE OTHER PROPOSALS LISTED BELOW
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect six members of the Board of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Jeffrey A. Brodsky
- ○ Michael J. Embler
- ○ William G. LaPerch
- ○ Richard Postma
- ○ Richard Shorten, Jr.
- ○ Stuart Subotnick

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

ABOVENET, INC.

Proxy for Annual Meeting of Stockholders

June 24, 2010

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints William G. LaPerch and Robert Sokota, and each of them, with power of substitution, as proxies to attend and represent the undersigned at the annual meeting of stockholders of AboveNet, Inc. to be held on June 24, 2010, commencing at 10:00 A.M., local time, at 360 Hamilton Avenue, White Plains, New York 10601, First Floor Auditorium, and at any adjournment thereof, and to vote shares of stock of the company, which the undersigned would be entitled to vote if personally present.

This proxy will be voted as directed with respect to the proposals referred to in Items 1 to 5 on the reverse side, but in the absence of such direction this proxy will be voted FOR each of the nominees for director listed in Item 1 and FOR each of the other matters listed in Item 2 to Item 5 on the reverse side.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(Continued and to be signed on the reverse side.)

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